As filed with the Securities and Exchange Commission on August 31, 2000
                                                     1933 Act File No. 333-_____
                                                     1940 Act File No. 811-05410
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No.
[ ]  Post-Effective Amendment No.
and
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 37


                            PILGRIM PRIME RATE TRUST
                   (formerly Pilgrim America Prime Rate Trust)
                  Exact Name of Registrant Specified in Charter

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 992-0180
               Registrant's Telephone Number, Including Area Code

                             James M. Hennessy, Esq.
                               Pilgrim Group, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
     Name and Address (Number, Street, State, Zip Code) of Agent for Service

                                 With copies to:

Jeffrey S. Puretz, Esq.   Margaret A. Bancroft, Esq.      Sarah E. Cogan, Esq.
      Dechert                      Dechert            Simpson Thacher & Bartlett
 1775 Eye Street, NW        30 Rockefeller Plaza         425 Lexington Avenue
 Washington, DC 20006        New York, NY 10112           New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

================================================================================

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================
    Title of                    Proposed Maximum   Proposed Maximum   Amount of
Securities Being  Amount Being   Offering Price       Aggregate     Registration
  Registered       Registered      Per Unit        Offering Price       Fee(1)
--------------------------------------------------------------------------------
Shares of Auction
Rate Cumulative
Preferred Stock,
par value $0.01
per share           10,800          $25,000         $270,000,000       $71,280
================================================================================

(1) Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or under this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED ___________, 2000

PROSPECTUS
                                $________________
                            Pilgrim Prime Rate Trust
          Auction Rate Cumulative Preferred Shares ("Preferred Shares")
                             _____ Shares, Series M
                             _____ Shares, Series W
                             _____ Shares, Series F
                    Liquidation Preference $25,000 Per Share

     Pilgrim Prime Rate Trust (the "Trust") is selling _____ Series M, _____ Series W and _____ Series F Auction Rate Cumulative Preferred Shares. The Trust is a closed-end, diversified management investment company. The Trust's investment adviser is Pilgrim Investments, Inc. ("Pilgrim Investments" or the "Adviser"). The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital. The Trust seeks to achieve its objective by acquiring interests in senior floating-rate loans ("Senior Loans") with interest rates that float periodically based on a benchmark indicator of prevailing interest rates. Normally, at least 80% of the Trust's total assets are invested in Senior Loans. Senior Loans hold the most senior position in the capital structure of the borrower, are usually secured with specific collateral, and have a claim on the assets of the borrower that comes before other lenders to and holders of securities of the borrower, such as holders of subordinated debt, preferred stock or common stock. However, Senior Loans typically are below investment grade quality and have speculative characteristics. There is no assurance that the Trust will achieve its investment objective.

     Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series M Preferred Shares for the initial period from and including the date of issue to but excluding ________, 2000 will be ___% per year. The dividend rate on the Series W Preferred Shares for the initial period from and including the date of issue to but excluding ________, 2000 will be ___% per year. The dividend rate on the Series F Preferred Shares for the initial period from and including the date of issue to but excluding ________, 2000 will be ___% per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Preferred Shares are not listed on an exchange. Investors in Preferred Shares may participate in auctions through broker-dealers that have entered into an agreement with the auction agent and the Trust in accordance with the procedures specified herein. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Trust may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."

     The Preferred Shares will be senior to shares of the Trust's outstanding common shares, par value $0.01 per share. The Trust's common shares are traded on the New York Stock Exchange under the symbol "PPR." It is a condition of closing of this offering that the Preferred Shares be offered with a rating of "AAA" from Standard & Poor's and "aaa" from Moody's Investors Service, Inc.

     This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Trust's Statement of Additional Information ("SAI") dated _____, 2000, contains additional information about the Trust and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the SAI by calling 1-800-992-0180 or by writing to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. A table of contents to the SAI is located at page ___ of this Prospectus. The SAI is available along with other Trust-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

                            -------------------

     INVESTING IN PREFERRED SHARES INVOLVES RISKS. SEE THE "RISK FACTORS" SECTION BEGINNING ON PAGE 22 OF THIS PROSPECTUS.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                          PER SHARE              TOTAL
                                          ---------              -----
     Public Price                          $25,000
     Sales Load
     Proceeds to Fund (1)

(1) Not including offering expenses incurred by the Fund, estimated to be $________.

     The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

                            -------------------

     The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about ________, 2000.

                            -------------------

                              Salomon Smith Barney
                            PaineWebber Incorporated
                              Lehman Brothers Inc.
                               Gruntal & Co., LLC

________, 2000

     THE PREFERRED SHARES ARE NOT BANK DEPOSITS. AN INVESTMENT IN PREFERRED SHARES IS NOT GUARANTEED, ENDORSED OR INSURED BY ANY BANK, FINANCIAL INSTITUTION OR GOVERNMENT ENTITY, SUCH AS THE FEDERAL DEPOSIT INSURANCE CORPORATION.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE TRUST NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE TRUST NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE TRUST'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Prospectus Summary .......................................................    4
Financial Highlights and Investment Performance ..........................   10
The Trust ................................................................   12
Use of Proceeds ..........................................................   12
Capitalization ...........................................................   12
Trust Characteristics and Composition ....................................   13
Investment Objective and Policies ........................................   15
General Information on Senior Loans ......................................   18
Description of Credit Facility Program ...................................   21
Risk Factors .............................................................   22
Net Asset Value ..........................................................   26
The Auction ..............................................................   28
Description of Preferred Shares ..........................................   31
Rating Agency Guidelines .................................................   38
Management of the Trust ..................................................   39
Custodian and Auction Agent, Transfer Agent, Dividend
 Paying Agent and Registrar ..............................................   42
Federal Taxation .........................................................   42
Description of Capital Structure .........................................   44
Underwriting .............................................................   48
Legal Matters ............................................................   49
Experts ..................................................................   49
Further Information ......................................................   49
Table of Contents for the Statement of Additional Information ............   50

                               PROSPECTUS SUMMARY

     THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE OFFERING OF THE PREFERRED SHARES FULLY, YOU SHOULD READ THIS ENTIRE PROSPECTUS CAREFULLY, INCLUDING THE RISK FACTORS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION INCLUDED IN THIS PROSPECTUS AND THE SAI.


The Offering .............   The Trust is offering ___ Series M Preferred
                             Shares, ___ Series W Preferred Shares and ___
                             Series F Preferred Shares (collectively,
                             "Preferred Shares"), each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Trust first issues the shares. Salomon Smith Barney Inc.,
                             PaineWebber Incorporated, Lehman Brothers Inc.
                             and Gruntal & Co., LLC are offering the Preferred
                             Shares as underwriters.

                             The Preferred Shares will be preferred shares of the Trust that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "-- Dividends and Dividend Periods" and "Description of Preferred Shares -- Dividends and Dividend Periods," each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                             Preferred Shares are not listed on an exchange. Investors and potential investors in Preferred Shares may participate in auctions for the Preferred Shares through broker-dealers that have entered into an agreement with the auction agent and the Trust.

                             Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

Ratings ..................   The Trust will not issue Preferred Shares unless
                             such shares have a rating of "aaa" from Moody's
                             Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's ("S&P").

The Trust ................   Pilgrim Prime Rate Trust is a closed-end,
                             diversified management investment company. The
                             Trust was organized as a Massachusetts
                             business trust on December 2, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 7337 East
                             Doubletree Ranch Road, Scottsdale, Arizona 85258, and its telephone number is 1-800-992-0180.

                             The Trust commenced investment operations on May __, 1988 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share. As of ________, 2000, the Trust had net assets of approximately $_____ billion. The Trust is offering pursuant to this Prospectus _____ preferred shares of beneficial interest, par value $0.01 per share, designated Series M Auction Rate Cumulative Preferred Shares, _____ preferred shares of beneficial interest, par value $0.01 per share, designated Series W Auction Rate Cumulative Preferred Shares and _____ preferred shares of beneficial interest, par value $0.01 per share, designated Series F Auction Rate Cumulative Preferred Shares.

Investment Adviser .......   The Trust's investment adviser is Pilgrim
                             Investments, Inc. Organized in December 1994,
                             Pilgrim Investments serves as investment manager to 41 open-end funds, one closed-end fund, 10 variable annuity funds, and other institutional and privately managed accounts, and had assets under management of approximately $___ billion as of ________, 2000.

Investment Objective
and Policies .............   The Trust's investment objective is to seek as
                             high a level of current income for holders of its common shares as is consistent with the preservation of capital.

                             The Trust seeks to achieve its objective by acquiring interests in Senior Loans with interest rates that float periodically based on a benchmark indicator of prevailing interest rates, such as the Prime Rate or the London Inter-Bank Offered Rate ("LIBOR"). The Trust may also use techniques such as borrowing for investment purposes.

Diversification ..........   The Trust maintains a diversified investment
                             portfolio. As a diversified management investment company, the Trust, with respect to 75% of its total assets, may invest no more than 5% of the value of its total assets in any one issuer
                             (other than the U.S. Government). This strategy of diversification is intended to manage risk by limiting exposure to any one issuer.

General Investment
Guidelines ...............   *  Normally, at least 80% of the Trust's total
                                assets are invested in Senior Loans.

                             * A maximum of 25% of the Trust's assets are invested in one industry.

                             * The Trust only acquires interests in Senior Loans of U.S. corporations, partnerships, limited liability companies, or other business entities organized under U.S. law or domiciled in Canada or U.S. territories and possessions. The Senior Loans are usually collateralized and must be denominated in U.S. dollars.

Leverage .................   The Trust uses financial leverage for investment
                             purposes. It is currently anticipated that, including the proceeds of the Preferred Shares, the amount of leverage will represent approximately ___% (and in no event will it exceed ___%) of the Trust's total assets. In addition to issuing Preferred Shares, the Trust borrows money through a credit facility program.
                             The amount of leverage represented by a credit facility program currently is approximately ___% of the Trust's total assets. If the proceeds of the Preferred Shares are included, it is currently anticipated that the amount of leverage represented by a credit facility program will be reduced to approximately ___% of the Trust's total assets. The Trust's obligations under any credit facility program are senior to the Preferred Shares. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Trust's obligations under any credit facility program. As of ___, 2000, the Trust had outstanding borrowings of $___.

Principal Investment
Risks ....................   Risk is inherent in all investing. The primary
                             risks of investing in Preferred Shares are:

                             * the Trust will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Trust meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness (including the credit facility program);

                             * senior indebtedness of the Trust may also constitute a substantial lien and burden on your Preferred Shares by reason of its prior claim against the income of the Trust and against the net assets of the Trust in liquidation;

                             * if an auction fails you may not be able to sell some or all of your Preferred Shares;

                             * you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

                             *  a rating agency could downgrade Preferred
                                Shares, which could affect liquidity;

                             *  the Trust may be forced to redeem your
                                Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares in certain circumstances; and

                             For additional general risks of investing in the Trust, see "Risk Factors -- General Risks of Investing in the Trust."

Dividend and Dividend
Periods ..................   The table below shows the dividend rate for the
                             initial rate period on Preferred Shares offered in this Prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. See
                             "Description of Preferred Shares -- Dividends and
                             Dividend Periods" and "The Auction."

                             The table below also shows the date from which dividends on the Preferred Shares will accumulate at the initial rate and the dividend payment date for the initial dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.

                             Finally, the table below shows the number of days of the initial dividend period for Preferred Shares. Subsequent rate periods generally will be 7 days. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares -- Designation of Special Rate Periods."

                                 Date of
                              Accumulation    Dividend Payment    Number of Days
 Preferred       Initial       at Initial     Date for Initial      of Initial
  Shares      Dividend Rate   Divided Rate    Dividend Period    Dividend Period
  ------      -------------   ------------    ---------------    ---------------

Series M
Series W
Series F

Asset
Maintenance ..............   Under the Trust's Certificate of Designation for
                             Preferred Shares (the "Certificate"), which establishes and fixes the rights and preferences of the shares of Preferred Shares, the Trust must maintain

                             * asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares, and

                             * asset coverage of the Preferred Shares of at least 200% as required by the 1940 Act.

                             Based on the composition of the Trust's portfolio and market conditions as of ________, 2000, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately ___% if the Trust were to issue all Preferred Shares offered in this Prospectus, representing approximately ___% of the Trust's capital.

                             In addition, under the credit facility program, the Trust may not permit the Trust's asset coverage ratio (as defined separately by a related credit agreement) to fall below ___% for more than ________ consecutive business days or below ___% at any time without occurring an event of default under the credit agreement. See "Description of Credit Facility Program."

Redemption ...............   Although the Trust ordinarily does not expect to
                             redeem Preferred Shares, it may be required to redeem shares if, for example, the Trust does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem Preferred Shares under certain conditions. See "Description of Preferred
                             Shares -- Redemption."

Liquidation
Preference ...............   The liquidation preference (that is, the amount
                             the Trust must pay to holders of Preferred Shares if the Trust is liquidated) for Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights ............   The 1940 Act requires that the holders of
                             Preferred Shares, and the holders of any other preferred shares of the Trust, voting as a separate class, have the right to

                             *  elect at least two trustees at all times, and

                             * elect a majority of the trustees at any time when dividends on either series of the Preferred Shares, or any other preferred shares of the Trust, are unpaid for two full years.

                             In each case, the holders of common shares, Preferred Shares, and any other preferred shares of the Trust, voting together as a single class, will elect the remaining trustees. The holders of Preferred Shares, and the holders of any other preferred shares of the Trust, will vote as a separate class or classes on other matters as required under the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), the 1940 Act and Massachusetts law. Each common share, each Preferred Share, and each share of any other class of preferred shares of the Trust is entitled to one vote per share.

Federal Income
Taxes ....................   The distributions with respect to Preferred
                             Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the
                             "Code")) will constitute dividends to the extent of the Trust's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Because the Trust's portfolio income will consist principally of interest income, corporate investors in the Preferred Shares generally will not be entitled to the 70% dividends received deduction regardless of the holders' respective holding periods for their Preferred Shares.
                             Distributions to holders of net capital gain that are designated by the Trust as capital gain dividends will be treated as long-term capital gains in the hands of holders. The Internal
                             Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stocks allocate to each such class proportionate amounts of each type of its income
                             (such as ordinary income and capital gains).
                             Accordingly, the Trust intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year.
                             See "Federal Taxation."

Secondary Market
Trading ..................   Broker-dealers may, but are not obligated to,
                             maintain a secondary market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Trust.

Custodian, Auction
Agent, Transfer Agent,
Dividend Paying Agent
and Registrar ............   State Street Bank and Trust -- Kansas City serves
                             as the Trust's custodian. Bankers Trust Company serves as auction agent, transfer agent, dividend paying agent and registrar for the Preferred
                             Shares.

                 FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

FINANCIAL HIGHLIGHTS TABLE

     The table below sets forth selected financial information for a common share of beneficial interest of the Trust outstanding throughout each period presented which has been derived from the financial statements in the Trust's Annual Report dated as of February 29, 2000. For the fiscal years ended February 29, 2000, February 28, 1999, 1998 and 1997, and February 29, 1996, the
information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to February 29, 1996, the financial information was audited by the Trust's former auditors. This information should be read in conjunction with the financial statements and notes thereto included in the Trust's February 29, 2000 Annual Report, which contains further information about the Trust's performance, and which is available to shareholders upon request and without charge.

                                                                         YEAR ENDED FEBRUARY 28 OR FEBRUARY 29,
                                                    -------------------------------------------------------------------------
                                                       2000            1999(7)          1998(7)       1997(7)         1996(5)
                                                    ----------       ----------       ----------    ----------       --------
PER SHARE OPERATING PERFORMANCE
NAV, beginning of period ......................     $     9.24       $     9.34       $     9.45    $     9.61       $   9.66
                                                    ----------       ----------       ----------    ----------       --------
Net investment income .........................           0.79             0.79             0.87          0.82           0.89
Net realized and unrealized gain
 (loss) on investments ........................          (0.30)           (0.10)           (0.13)        (0.02)         (0.08)
                                                    ----------       ----------       ----------    ----------       --------
Increase in NAV from investment operations ....           0.49             0.69             0.74          0.80           0.81
Distributions from net investment income ......          (0.78)           (0.82)           (0.85)        (0.82)         (0.86)
Increase in NAV from share offerings ..........             --             0.03               --            --             --
Reduction in NAV from rights offering .........             --               --               --         (0.14)            --
Increase in NAV from repurchase of
 capital stock ................................             --               --               --            --             --
                                                    ----------       ----------       ----------    ----------       --------
NAV, end of period ............................     $     8.95       $     9.24       $     9.34    $     9.45       $   9.61
                                                    ==========       ==========       ==========    ==========       ========
Closing market price at end of period .........     $     8.25       $     9.56       $    10.31    $    10.00       $   9.50
                                                    ==========       ==========       ==========    ==========       ========
TOTAL RETURN
Total investment return at closing
 market price(2) ..............................          (5.88%)           1.11%           12.70%        15.04%(4)      19.19%
Total investment return based on NAV(3) .......           5.67%            7.86%            8.01%         8.06(4)        9.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $1,217,339       $1,202,565       $1,034,403    $1,031,089       $862,938
Average Borrowings (000's) ....................     $  524,019       $  490,978       $  346,110    $  131,773             --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility) .......           1.00%(8)         1.05(8)          1.04%         1.13%            --
 Expenses .....................................           2.79%            2.86%(8)         2.65%         1.92%            --
 Net investment income ........................           6.12%            6.00%            6.91%         7.59%            --
Ratios to average net assets
 Expenses (before interest and other fees
  related to revolving credit facility) .......           1.43%(8)         1.50%(8)         1.39%         1.29%            --
 Expenses .....................................           4.00%(8)         4.10%(8)         3.54%         2.20%          1.23%
 Net investment income ........................           8.77%            8.60%            9.23%         8.67%          9.23%
Portfolio turnover rate .......................             71%              68%              90%           82%            88%
Shares outstanding at end of period (000's)....        136,036          130,206          110,764       109,140         89,794
Average daily balance of debt outstanding
 during the period (000's)(6) .................     $  524,019       $  490,978       $  346,110    $  131,773       $     --
Average monthly shares outstanding during
 the period (000's) ...........................        133,619          123,102          109,998        95,917         89,794
Average amount of debt per share during
 the period(6) ................................     $     3.92       $     3.99       $     3.15    $     1.37       $     --


                                                                         YEAR ENDED FEBRUARY 28 OR FEBRUARY 29,
                                                    -------------------------------------------------------------------------
                                                      1995             1994             1993          1992              1991
                                                    --------         --------         --------      --------         ----------
PER SHARE OPERATING PERFORMANCE
NAV, beginning of period ......................     $  10.02         $  10.05         $   9.96      $   9.97         $    10.00
                                                    --------         --------         --------      --------         ----------
Net investment income .........................         0.74             0.60             0.60          0.76               0.98
Net realized and unrealized gain
 (loss) on investments ........................         0.07            (0.05)            0.01         (0.02)             (0.05)
                                                    --------         --------         --------      --------         ----------
Increase in NAV from investment operations ....         0.81             0.55             0.61          0.74               0.93
Distributions from net investment income ......        (0.73)           (0.60)           (0.57)        (0.75)             (0.96)
Increase in NAV from share offerings ..........           --               --               --            --                 --
Reduction in NAV from rights offering .........        (0.44)              --               --            --                 --
Increase in NAV from repurchase of
 capital stock ................................           --               --               --            --                 --
                                                    --------         --------         --------      --------         ----------
NAV, end of period ............................     $   9.66         $  10.02         $  10.05      $   9.96         $     9.97
                                                    ========         ========         ========      ========         ==========
Closing market price at end of period .........     $   8.75         $   9.25         $   9.13            --                 --
                                                    ========         ========         ========      ========         ==========
TOTAL RETURN
Total investment return at closing
 market price(2) ..............................         3.27%(4)         8.06%           10.89%           --                 --
Total investment return based on NAV(3) .......         5.24%(4)         6.28%            7.29%         7.71%              9.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $867,083         $719,979         $738,810      $874,104         $1,158,224
Average Borrowings (000's) ....................           --               --               --            --                 --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility) .......           --               --               --            --                 --
 Expenses .....................................           --               --               --            --                 --
 Net investment income ........................           --               --               --            --                 --
Ratios to average net assets
 Expenses (before interest and other fees
  related to revolving credit facility) .......           --               --               --            --                 --
 Expenses .....................................         1.30%            1.31%            1.42%         1.42%(1)           1.38%
 Net investment income ........................         7.59%            6.04%            5.88%         7.62%(1)           9.71%
Portfolio turnover rate .......................          108%              87%              81%           53%                55%
Shares outstanding at end of period (000's)....       89,794           71,835           73,544        87,782            116,022
Average daily balance of debt outstanding
 during the period (000's)(6) .................     $  2,811         $     --         $    636      $  8,011         $    2,241
Average monthly shares outstanding during
 the period (000's) ...........................       74,598               --           79,394       102,267            114,350
Average amount of debt per share during
 the period(6) ................................     $   0.04         $     --         $   0.01      $   0.08         $     0.02

----------
(1) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.44% for the fiscal year ended February 29, 1992, and the ratio of net investment income to average net assets was 7.60% for the fiscal year ended February 29, 1992.
(2) Total investment return at closing market price measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the NYSE. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992 to February 28, 1993. Total investment return for the periods prior to the year ended February 28, 1993 is not presented since market values for the Trust's shares were not available.
(3) Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares.
(4) Calculation of total return excludes the effect of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(5) Pilgrim Investments, the Trust's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(6) Prior to May 2, 1996, the Trust borrowed to enable it to purchase its shares in connection with periodic tender offers. On May 2, 1996, the Trust received shareholder approval to borrow for investment purposes. As of February 29, 2000 the Trust had outstanding borrowings of $484,000,000 under lines of credit totaling $650,000,000. See "Policy on Borrowing" in this section.
(7) Pilgrim Investments agreed to reduce its fee for a period of three years from November 12, 1996 (the expiration of the 1996 rights offering) to 0.60% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(8)  Calculated on total expenses before impact of earnings credits.

                                    THE TRUST

     The Trust is a closed-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered under the 1940 Act. The Trust commenced investment operations on ________, 1988 upon the closing of an initial public offering of its common shares of beneficial interest. As of ________, 2000, the Trust had net assets of approximately $_____ billion. On ________, 2000, the Trust had outstanding approximately ________ common shares. The Trust's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and its telephone number is 1-800-992-0180.

                                 USE OF PROCEEDS

     The estimated net proceeds of this offering will be $_________ after payment of offering expenses and the sales load.

     The Trust will use approximately $________ of the net proceeds of the offering to retire $________ of the Trust's outstanding amount borrowed under its line of credit. The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies as soon as practicable. It is anticipated that, under normal market conditions, such investments will be completed no later than one month after the completion of the offering. The Trust's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending such investments, it is anticipated that the proceeds will be invested in high quality, short-term debt securities.

                                 CAPITALIZATION

   The following table sets forth the unaudited capitalization of the Trust as of __________, 2000, and as adjusted to give effect to the issuance of the shares of Preferred Shares offered hereby (including estimated offering expenses and sales load of $________).


                                                     ACTUAL        AS ADJUSTED
                                                     ------        -----------
Shareholders' Equity:
   Preferred Shares, $.01 par value per share
   (no shares issued; _____ Series M shares,
   _____ Series W shares and Series F shares issued, as adjusted, at $25,000 per share liquidation preference) Common Shares, $.01 par value per share (___ shares outstanding*)
Capital in excess of par value
Undistributed (overdistributed) net investment
 income
Net realized gain (loss) from investment
 transactions
Net unrealized appreciation (depreciation) of
 investments
Net assets

----------
* None of these outstanding shares is held by or for the account of the Trust.

                      TRUST CHARACTERISTICS AND COMPOSITION

     The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of net assets and total assets as of _________, 2000.

                            PORTFOLIO CHARACTERISTICS

     Net Assets                                               $____
     Assets Invested in Senior Loans*                         $____
     Total Number of Senior Loans
     Average Amount Outstanding per Loan                      $____
     Total Number of Industries
     Average Loan Amount per industry                         $____
     Portfolio Turnover Rate                                   ____%
     Weighted Average Days to Interest Rate Reset              ____ days
     Average Loan Maturity                                     ____ months
     Average Age of Loans Held in Portfolio                    ____ months

(* Includes loans and other debt received through restructures)

                           TOP 10 INDUSTRIES AS A % OF

                                                 NET ASSETS       TOTAL ASSETS
                                                 ----------       ------------
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%

                          TOP 10 SENIOR LOANS AS A % OF

                                                 NET ASSETS       TOTAL ASSETS
                                                 ----------       ------------
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%
                                                    ____%            ____%

                              PORTFOLIO STATISTICS
                    (S&P / MOODY'S --- AS OF ________, 2000)+

                     SECURITIES RATINGS
                     ------------------
                     AAA/Aaa                              ___%
                     AA/Aa                                ___%
                     A/A                                  ___%
                     BBB/Baa                              ___%
                     BB/Ba                                ___%
                     B/B                                  ___%
                     CCC/Caa                              ___%
                     CC/Ca                                ___%
                     C/C                                  ___%
                     D                                    ___%
                     Not rated++                          ___%


+ The ratings of S&P and Moody's represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P's ratings. Ratings are relative and subjective and not absolute standards of quality. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings.

++ Securities that are not rated by S&P or Moody's may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of the Trust's assets invested in such securities, the Adviser believes that these are of comparable quality to rated securities. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P or Moody's if either were to rate the securities. The Adviser's determination of the equivalent quality of the trust's unrated securities is as follows:
     AAA/Aaa = ___%, AA/Aa = ___%, A/A = ___%, BBB/Baa = ___%, BB/Ba = ___%, B/B
     = ___%, CCC/Caa = ___%, CC/Ca = ___%, C/C = ___% and D = ___%.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital. The Trust seeks to achieve its objective by acquiring interests in Senior Loans with interest rates that float periodically based on a benchmark indicator of prevailing interest rates, such as the Prime Rate or LIBOR. The Trust only acquires interests in Senior Loans of U.S. corporations, partnerships, limited liability companies, or other business entities organized under U.S. law or domiciled in Canada or U.S. territories and possessions. The Senior Loans are usually collateralized and must be denominated in U.S. dollars. Normally, at least 80% of the Trust's total assets are invested in Senior Loans.

     Under the Trust's policies, Senior Loans are considered loans that hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of Pilgrim Investments, in the category of senior debt of the borrower. Generally, the Senior Loans in which the Trust invests are collateralized with assets and/or cash flow that Pilgrim Investments believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The Trust also only purchases interests in Senior Loans of borrowers that Pilgrim Investments believes can meet debt service requirements from cash flow. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when rates are reset. The Trust does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

     Senior Loans that the Trust may acquire include participation interests in lease financings ("Lease Participations") where the collateral quality, credit quality of the borrower and the likelihood of payback are believed by Pilgrim Investments to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

     Subject to certain limitations, the Trust may acquire Senior Loans of borrowers engaged in any industry. With respect to no more than 25% of its total assets, the Trust may acquire Senior Loans that are unrestricted as to the percentage of a single issue the Trust may hold and, with respect to at least 75% of its total assets, the Trust will hold no more than 25% of the amount borrowed from all lenders in a single Senior Loan or other issue. The investment standards in this paragraph are fundamental and may not be changed without approval by a majority of all shareholders, including the vote of a majority of the holders of Preferred Shares (and any other preferred shares that may be issued in the future) voting separately as a class.

     Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Trust's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans -- About Senior Loans."

PORTFOLIO MATURITY

     Although the Trust has no restrictions on portfolio maturity, normally at least 80% of the total assets invested in Senior Loans are composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, or quarterly. The maximum period of time of interest rate reset on any Senior Loans in which the Trust may invest is one year. In addition, the Trust will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less.

     In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after the reset date.

CREDIT ANALYSIS

     In acquiring a Senior Loan, Pilgrim Investments considers the following factors: positive cashflow coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. The Trust does not impose any minimum standard regarding the rating of any outstanding debt securities of borrowers.

     Pilgrim Investments performs its own independent credit analysis of the borrower. In so doing, Pilgrim Investments may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Trust. See "Risk Factors -- General Risks of Investing in the Trust -- Credit Risks and Realization of Investment Objective."

OTHER INVESTMENTS

     Assets not invested in Senior Loans will generally consist of other instruments, including Hybrid Loans (as described below), unsecured loans, subordinated loans, short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, federal funds rate or LIBOR), longer term debt securities, equity securities acquired in connection with investment or restructuring of a Senior Loan, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the SAI. Short-term instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by Pilgrim Investments, (ii) certificates of deposit, bankers acceptances, and other bank deposits and obligations, and (iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the opinion of Pilgrim Investments, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash, or in the instruments described above.

HYBRID LOANS

     The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer fewer covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). The Trust may invest only in Hybrid Loans that are secured debt of the borrower, although they may not in all instances be considered senior debt of the borrower. With Hybrid Loans, the Trust may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lender's interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because the Trust's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. The Trust will invest only in Hybrid Loans which meet credit standards established by Pilgrim Investments with respect to Hybrid Loans and nonetheless provide certain protections to the lender such as collateral maintenance or call protection. The Trust may only invest up to 20% of its assets in Hybrid Loans as part of its investment in "Other Investments" as described above, and Hybrid Loans will not count toward the 80% of the Trust's total assets that are normally invested in Senior Loans.

SUBORDINATED AND UNSECURED LOANS

     The Trust may also invest up to 5% of its total assets, measured at the time of investment, in subordinated and unsecured loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a loan's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The Trust will acquire unsecured loans only where the Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The maximum of 5% of the Trust's assets invested in subordinated and unsecured loans will constitute part of the 20% of the Trust's assets that may be invested in "Other Investments" as described above, and will not count toward the 80% of the Trust's total assets that are normally invested in Senior Loans.

USE OF LEVERAGE

     The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings.

     The Trust is currently a party to credit facilities with financial institutions that permit the Trust to borrow up to $________. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of borrowed proceeds will enhance the Trust's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. In addition, although the Trust has not conducted a tender offer since 1992 or repurchased its shares since January 1994, in the event that it determines to again conduct a tender offer or repurchase its shares, the Trust may use borrowings to finance the purchase of its shares. For information on risks associated with borrowing, see "Risk Factors -- Risks of Investing in Preferred Shares -- Leverage Risk."

                       GENERAL INFORMATION ON SENIOR LOANS

PRIMARY MARKET OVERVIEW

     The primary market for Senior Loans has become much larger since inception of the Trust. The volume of loans originated in the Senior Loan market has increased from $376 billion in 1992 to $1 trillion in 1999. Senior Loans tailored to the institutional investor, such as the Trust, have increased from $2.5 billion in 1993 to $320 billion in 1999.

                                SENIOR LOAN VOLUME
                              (DOLLARS IN BILLIONS)
                             -----------------------
                             1989          $  333.20
                             1990          $  241.30
                             1991          $  234.40
                             1992          $  375.50
                             1993          $  389.30
                             1994          $  665.30
                             1995          $  816.90
                             1996          $  887.60
                             1997          $1,111.90
                             1998          $  872.00
                             1999          $1,016.67

Source: Loan Pricing Corporation.

     At the same time that primary Senior Loan volume has grown, demand has remained strong as institutional investors other than banks have entered the Senior Loan market. Investment companies, insurance companies and private investment vehicles are joining U.S. and foreign banks as lenders. At __________, 2000, Senior Loan assets invested in retail oriented investment companies exceeded $___ billion, up from under $5 billion in 1999. The entrance of new investors has helped create an active bank loan trading market with approximately $65 billion in trading volume during 1999. The secondary market, coupled with banks' focus on portfolio management and the move toward standard market practices, has helped increase the liquidity for Senior Loans. With this growth in volume and demand, Senior Loans have adopted innovative structures and characteristics, as described elsewhere in this Prospectus.

ABOUT SENIOR LOANS

     Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. In some instances, the Trust may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. Generally, the agent on a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

     Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Trust will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Trust may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

     The Trust's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"), purchase of an assignment ("assignment") or a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. The Trust may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

     The agent that arranges a Senior Loan is frequently a commercial or investment bank or other entity that originates a Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the borrower for their services. The Trust may serve as the agent or co-agent for a Senior Loan. See "Additional Information About Investments and Investment Techniques -- Originating Senior Loans" in the SAI.

     When the Trust is a member of the originating syndicate group for a Senior Loan, it may share in a fee paid to the original lenders. When the Trust is an original lender or acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     When the Trust is a purchaser of an assignment it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Trust will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Adviser to be creditworthy at the time of acquisition.

     To a lesser extent, the Trust invests in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Trust when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Trust in a lender's portion of a Senior Loan typically results in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower with the result that the Trust may be subject to delays, expenses and risks that are greater than those that exist where the Trust is the original lender, and the Trust may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a creditor of the lender instead of the borrower. As a result, the Trust may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Trust may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation. The Trust will only acquire participations if the lender selling the participations and any other persons interpositioned between the Trust and the lender are determined by the Adviser to be creditworthy.

     When the Trust is an original lender, it will have a direct contractual relationship with the borrower. If the terms of an interest in a Senior Loan provide that the Trust is in privity with the borrower, the Trust has direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Trust looks to the agent to use appropriate credit remedies against the borrower. When the Trust purchases an assignment, the Trust typically succeeds to the rights of the assigning lender under the Senior Loan agreement, and becomes a lender under the Senior Loan agreement. When the Trust purchases a participation in a senior Loan, the Trust typically enters into a contractual arrangement with the lender selling the participation, and not with the borrower.

     Should an agent become insolvent, or enter Federal Deposit Insurance Corporation ("FDIC") receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate. Where the Trust acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In such an event, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.

                     DESCRIPTION OF CREDIT FACILITY PROGRAM

GENERAL

     The Trust is authorized to borrow money in an amount not exceeding 33 1/3% (or such other percentage permitted by law) of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings without the consent of holders of preferred shares, including the Preferred Shares. Within these limitations, the Trust may issue notes, commercial paper or other evidences of indebtedness and may secure such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Trust's assets. The Trust may use the proceeds from borrowings for investment purposes. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings and, to the extent that the Trust seeks a rating for the borrowings, any additional guidelines imposed by such rating agencies rating such borrowings. Such provisions and guidelines may be more restrictive than those imposed by the 1940 Act.

CREDIT FACILITY PROGRAM

     In May 1996, the Trust began a policy of borrowing for investment purposes. The Trust seeks to use proceeds from borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income. The Trust currently is a party to credit facilities with financial institutions that permit the Trust to borrow up to $________. Interest is payable on the credit facilities by the Trust at a variable rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. As of ____________, 2000, the Trust had outstanding borrowings of $______________. The lenders under the credit facilities have a security interest in all assets of the Trust. The lenders have the right to liquidate Trust assets in the event of default by the Trust, and the Trust may be prohibited from paying dividends in the event of a material adverse event or condition respecting the Trust or Adviser until outstanding debts are paid or until the event or condition is cured.

RANKING OF SENIOR INDEBTEDNESS

     The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Trust, including those made under the credit facility program, will be senior to the rights of holders of preferred shares, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

     The credit agreement governing the credit facility program (the "Credit Agreement") includes usual and customary covenants for this type of transaction including limits on the Trust's ability to (i) incur additional debt or issue preferred shares without approval of the lenders, (ii) incur liens or pledge portfolio securities; (iii) incur obligations under derivative instruments; and
(iv) change its investment objective or fundamental investment restrictions without the approval of lenders. In addition, the Credit Agreement does not permit the Trust's asset coverage ratio (as defined in the Credit Agreement) to fall below ____% for more than _____ consecutive business days or below ____% at any time (the "Credit Agreement Asset Coverage Test").

     The Credit Agreement limits the Trust's ability to pay dividends or make other distributions, including with respect to the Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless the Trust complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreement does not permit the Trust to declare dividends or other distributions with respect to the Preferred Shares or purchase or redeem shares of Preferred Shares (i) at any time that an event of default under the Credit Agreement for the credit facility program has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the asset coverage ratio set forth in the Credit Agreement.

     Under the requirements of the 1940 Act, the Trust must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Trust, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Trust.

                                  RISK FACTORS

     Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

     PAYMENT AND REDEMPTION RESTRICTIONS. Under the terms of the Credit Agreement governing the credit facility program, the Trust is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares unless (i) at the time thereof the Trust meets the Credit Agreement Asset Coverage Test and (ii) there is no event of default under the credit facility program. See "Description of Credit Facility Program -- Restrictive Covenants and 1940 Act Restrictions."

     LEVERAGE RISK. The Trust uses financial leverage for investment purposes by employing leverage instruments (E.G., borrowing, issuing commercial paper or notes and preferred shares of beneficial interest) in an amount currently anticipated to represent approximately ___% (and in no event exceeding ___%) of its total assets (including the proceeds from such leverage instruments). In addition to issuing shares of Preferred Shares, the Trust borrows money pursuant to a credit facility program in an amount currently representing approximately ___% of the Trust's total assets.

     The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Borrowed funds pursuant to any credit facility constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Trust and against the total assets of the Trust in liquidation. In the event of a default under the credit facility program, the lenders have the right to cause a liquidation of the collateral (I.E., sell Senior Loans and other assets of the Trust) and if any such default is not cured within ___ days, the lenders can control the liquidation as well.

     The Trust reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Trust's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Trust and third parties.

     Because the fee paid to the Adviser will be calculated on the basis of the Trust's managed assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

     AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails, that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate.

     SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Trust. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more or fewer than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period of more than 28 days. Accrued Preferred Shares dividends, however, may partially compensate for the increased market interest rates.

     RATINGS AND ASSET COVERAGE RISK. While Moody's and S&P assign ratings of "aaa" or "AAA" to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade Preferred Shares, which may make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades Preferred Shares, or if the asset coverage for Preferred Shares declines to less than 200%, the Trust is required to alter its portfolio or redeem Preferred Shares. See "Description of Preferred Shares -- Redemption -- Mandatory Redemption." The Trust may voluntarily redeem Preferred Shares in certain circumstances. See "Description of Preferred Shares -- Redemption -- Optional Redemption." See "Rating Agency Guidelines" for a description of the asset maintenance tests the Trust must meet.

GENERAL RISKS OF INVESTING IN THE TRUST

     CREDIT RISKS AND REALIZATION OF INVESTMENT OBJECTIVE. While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments in most instances takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. The Trust generally invests in Senior Loans that are collateralized with assets whose market value, at the time the Trust purchases the Senior Loan, equals or exceeds the principal amount of the Senior Loan. However, the value of the collateral may decline below the principal amount of the Senior Loan subsequent to the Trust's investment in such Senior Loan. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Trust bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

     Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans may have either issued debt securities that are rated lower than investment grade, I.E., rated lower than "Baa" by Moody's or "BBB" by S&P, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. Debt securities rated lower than investment grade are frequently called "junk bonds," and are generally considered predominantly speculative with respect to the issuing company's ability to meet principal and interest payments. However, unlike other types of debt securities, the Senior Loans in which the Trust invests are generally collateralized. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust could experience a reduction in its income and a decline in the market value of the Senior Loan, and may experience a decline in the NAV of the Trust's Shares or the amount of its dividends. Because the primary source of income for the Trust is the interest and principal payments on the Senior Loans in which it invests, any payment default by an issuer of a Senior Loan would have a negative impact on the Trust's ability to pay dividends or the Trust's ability to pay dividends on the Preferred Shares, and could result in the redemption of some or all of the Preferred Shares. If a Senior Loan is acquired from another lender, the Trust may be subject to certain credit risks with respect to that lender. See "General Information on Senior Loans -- About Senior Loans." Further, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Trust in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Trust may invest. As of ____________, 2000, approximately ___% of the Trust's net assets and ____% of total assets consisted of non-performing Senior Loans.

     In the event of a bankruptcy of a borrower, the Trust could experience delays to or limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy would be an assertion that the pledging of collateral to secure the Senior Loan constituted a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust's rights to the rights of other creditors of the borrower under applicable law.

     Investment decisions will be based largely on the credit analysis performed by the Adviser, and such analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and some interests are not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders, including the Trust, and information may be available from other senior Loan participants or agents that originate or administer Senior Loans.

     INTEREST RATE RISK. When interest rates decline, the value of a portfolio invested in Senior Loans can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans can be expected to decline. Although the income available to the Trust will vary, the Adviser expects the Trust's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value ("NAV") of the Trust resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Trust's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Trust's NAV.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the Senior Loans in which the Trust will invest will float with a specified interest rate. Thus, the risk that changes in interest rates will affect the market value of such Senior Loans is significantly decreased. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Trust's income which in turn may affect the Trust's ability to pay dividends on the Preferred Shares. A material decline in the Trust's NAV may impair the Trust's ability to maintain required levels of asset coverage.

     LIMITED SECONDARY MARKET FOR SENIOR LOANS. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid. In addition, Senior Loans in which the Trust invests generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Trust's ability to sell Senior Loans. The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, if it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Adviser would prefer to do so.

     In addition, because the secondary market for Senior Loans is currently limited, it may be difficult to value many Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     DEMAND FOR SENIOR LOANS. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Trust and the rights provided to the Trust under the terms of the Senior Loan.

     INCOME RISK. The Trust invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Trust's income.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Trust's common shares and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Trust's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Trust intends to pay down borrowings and redeem Preferred Shares in order to permit the Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet Code requirements. See "Federal Taxation -- Federal Income Tax Treatment of the Trust."

                                 NET ASSET VALUE

     The NAV per share of the Trust is determined once daily at 4:00 p.m. on each day the NYSE is open. NAV per share is determined by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.

     The Senior Loans in which the Trust invests are not listed on any securities exchange or board of trade. Some Senior Loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Senior Loans have few or no trades. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation than for other types of securities. For further information, see "Risk Factors -- General Risks of Investing in the Trust -- Limited Secondary Market for Senior Loans."

     Senior Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable quotations are not available may be valued with reference to another Senior Loan or a group of Senior Loans for which quotations are more readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable Senior Loan or Loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in Senior Loans and to calculate values under the "proxy" procedure described above. Senior Loans are valued at the mean between bid and asked quotations. Pilgrim Investments may believe that the price for a Senior Loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular Senior Loan or borrower known to Pilgrim Investments that Pilgrim Investments believes may not be known to the pricing service. In this event, the Senior Loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. Fair value is determined by Pilgrim Investments and monitored by the Trust's Board of Trustees through its Valuation Committee. In valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the senior loan and interests in similar senior loans; (v) the reputation and financial condition of the agent of the Senior Loan and any intermediate participants in the Senior Loans; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the Senior Loan.

     Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price.

                                   THE AUCTION

SUMMARY OF AUCTION PROCEDURES

     The following is a brief summary of the auction procedures. They are described in more detail in the SAI. The auction determines the dividend rate for Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares -- Dividends and Dividend Periods." You may buy, sell or hold Preferred Shares in the auction.

     If you own shares of Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred
Shares: sell, bid, and hold.

* If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next rate period's dividend rate will be.

* If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next rate period's dividend rate is less than the rate you specify.

* If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next rate period's dividend rate will be.

     You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the rate period is longer than 7 days, the broker-dealer will treat your failure to submit a bid as a sell order.

     If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

     Broker-dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Trust nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing shareholders and potential shareholders. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Trust.

     The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Trust and the broker-dealers, in the case of any auction immediately preceding a rate period of one year or longer, of the purchase price of Preferred Shares placed by the broker-dealers at the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the Preferred Shares available for purchase in the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

     The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends of Preferred Shares and in so doing to help protect the earnings available to pay common share dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

     If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next rate period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the rate period).

     The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. Throughout this Prospectus, a business day is a day on which the NYSE is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York are authorized by law to close.

     The first auction for Series M Preferred Shares will be held on Monday, ________, 2000, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series M Preferred Shares will normally be held every Monday, and each subsequent rate period for Series M Preferred Shares will normally begin on the following Tuesday.

     The first auction for Series W Preferred Shares will be held on Wednesday, ________, 2000, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series W Preferred Shares will normally be held every Wednesday, and each subsequent rate period for Series W Preferred Shares will normally begin on the following Thursday.

     The first auction for Series F Preferred Shares will be held on Friday, ________, 2000, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Series F Preferred Shares will normally be held every Friday, and each subsequent rate period for Series F Preferred Shares will normally begin on the following Saturday.

     The following is a simplified example of how a typical auction works. Assume that the Trust has 1,000 outstanding Preferred Shares, and three current shareholders. The three current shareholders and three potential shareholders submit orders through broker-dealers at the auction:

Current           Owns 500 shares, wants to sell     Bid order of 6.5% rate for
Shareholder A     all 500 shares if auction rate     all 500 shares
                  is less than 6.5%

Current
Shareholder B     Owns 300 shares, wants to hold     Hold order -- will take the
                                                     auction rate

Current           Owns 200 shares, wants to sell     Bid order of 6.3% rate for
Shareholder C     all 200 shares if auction rate     all 200 shares
                  is less than 6.3%

Potential         Wants to buy 200 shares            Places order to buy at or
Shareholder D                                        above 6.4%

Potential         Wants to buy 300 shares            Places order to buy at or
Shareholder E                                        above 6.3%

Potential         Wants to buy 200 shares            Places order to buy at or
Shareholder F                                        above 6.5%

     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 6.4% (the offer by D). Therefore, the dividend rate will be 6.4%. Current shareholders B and C will continue to own their shares. Current shareholder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential shareholder D will buy 200 shares and potential shareholder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential shareholder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

     The broker-dealers (including the underwriters) expect, but are not obligated, to maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     An existing shareholder may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures,
(2) to a broker-dealer or (3) to such other persons as may be permitted by the Trust; PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a broker-dealer who is listed on the records of that broker-dealer as the holder of such shares to that broker-dealer or another customer of that broker-dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such broker-dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the broker-dealer (or other person, if permitted by the Trust) to whom such transfer is made shall advise the auction agent of such transfer.

                         DESCRIPTION OF PREFERRED SHARES
GENERAL

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, you may refer to the Trust's Certificate filed as an exhibit to the Trust's registration statement on Form N-2.

     Under the Declaration of Trust, the Trust is authorized to issue an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Trust's Certificate currently authorizes the issuance of up to _____ Preferred Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued and sold, will be fully paid and non-assessable by the Trust, will not by their terms be convertible into or exchangeable for shares of another class and will have no preemptive rights. Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under the certain circumstances described below.

DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. The following is a general description of dividends and rate periods. See the SAI for a more detailed discussion of this topic.

     The dividend rate for the initial rate period for Preferred Shares will be the rate set out on the cover of the Prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Rate periods generally will be seven days, and a rate period will begin on the first business day after the auction. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The Trust, subject to some limitations, may change the length of rate periods, designating them as "special rate periods." See "-- Designation of Special Rate Periods."

     DIVIDEND PAYMENTS. Except as provided below, the dividend payment date will be the day after the rate period ends. If the dividend payment date is not a business day, then the dividends will be paid on the first business day that falls after the dividend payment date. The Trust may specify different dividend payment dates in respect of any special rate period of more than 28 days. See "-- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

     Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Trust's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Trust's record books on such date, not more than 15 days before the payment date, as the Trust's Board of Trustees may fix.

     The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Trust to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these shareholders will not have funds available until the next business day.

     DIVIDEND RATE SET AT AUCTION. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The shares in this offering will trade at auction starting in the week following this offering. See "The Auction."

     DETERMINATION OF DIVIDEND RATES. The Trust computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
365. If the Trust has designated a special rate period, then the numerator is the number of days in the rate period, and the denominator is 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

     If an auction for any subsequent rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent rate period.

     [MAXIMUM RATE. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means 150% of the applicable "AA" Financial Composite Commercial Paper Rate at the close of business on the business day next preceding such auction.]

     EFFECT OF FAILURE TO PAY DIVIDENDS IN A TIMELY MANNER. If the Trust fails to pay, in a timely manner, the auction agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), but the Trust cures the failure and pays any late charge before 12:00 noon Eastern time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares for the first subsequent rate period thereafter, and the dividend rate for Preferred Shares for that subsequent rate period will be the "default rate." [The default rate means the applicable "AA" Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more), times three.]

     If the Trust fails to pay, in a timely manner, the auction agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any rate period thereof (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), and the Trust does not cure the failure and pay any late charge before 12:00 noon Eastern time on the third business day next succeeding the date on which the failure occurred, no auction will be held for Preferred Shares for the first subsequent rate period thereafter (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares for each subsequent rate period will be the default rate.

     If the Trust fails to pay, in a timely manner, the auction agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during a special rate period of more than 364 rate period days, or during any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured, and the Trust does not cure the failure and pay a late charge, no auction will be held for Preferred Shares for that subsequent rate period (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge paid), and the dividend rate for Preferred Shares for each subsequent rate period will be the default rate.

     The Trust cures a failure to pay dividends on Preferred Shares for any rate period, within the respective time periods described in the Certificate, by paying the auction agent all accumulated and unpaid dividends on the Preferred Shares.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. When the Trust has any Preferred Shares outstanding, the Trust may not pay any dividend or distribution (other than a dividend or distribution paid in shares of a series of, or in options, warrants or rights to subscribe for or purchase, common shares) in respect of common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Preferred Shares; (2) it has redeemed any Preferred Shares that it has called for mandatory redemption; and
(3) after paying the dividend, the Trust meets Moody's and S&P asset coverage requirements described under "Rating Agency Guidelines."

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

     The Trust may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Trust may do this if, for example, the Trust expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Trust's leverage on common shareholders. If the Trust decides to use a special rate period, the special rate period will consist of a number of days evenly divisible by seven and not more than ____ days (approximately ____ years), subject to adjustments. The Trust does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Trust designates a special rate period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

     Before the Trust designates a special rate period: (1) at least ___ (or such lesser number as may be agreed to from time to time by the auction agent) and not more than ___ days before the first day of the proposed special rate period, the Trust must publish a notice of its intention to designate a special rate period in a newspaper circulated to the financial community in New York, and must mail a notice to holders of Preferred Shares of its intention to designate a special rate period; (2) the Trust must inform the auction agent of the proposed special rate period by ____ a.m. Eastern time on the second business day before the first day of the proposed special rate period; (3) an auction must have been held in the rate period before the special rate period, and in that auction sufficient clearing bids must have existed; and (4) the Trust must deposit the redemption price with the auction agent for any shares it has decided to redeem.

     If the Trust has designated a special rate period of 14, 21, or 28 days, then dividends generally will be paid on the same day of the week on which dividends are paid in a seven-day rate period, but will be the second, third, or fourth such day of the week, respectively, after the first day of the special rate period. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. The dividend payment date will be a business day, and the last dividend payment date for any special rate period will be the business day immediately following the last day of the special rate period. After any special rate period, the rate periods normally will be seven days, and dividends on Preferred Shares will be payable on each succeeding regular dividend payment date.

VOTING RIGHTS

     In addition to voting rights described below under "Description of Capital Structure" and in the SAI under "Investment Restrictions," holders of Preferred Shares, voting as a separate class, are entitled to elect (1) two trustees of the Trust at all times and (2) a majority of the trustees if at any time dividends on Preferred Shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In all other cases, trustees will be elected by holders of common shares and preferred shares (including Preferred Shares), voting together as a single class.

     Subject to the voting rights described above and except as otherwise specified under "Description of Capital Structure," the Trust may not, among other things, without the approval of the holders of a "majority of the outstanding" Preferred Shares, voting as a separate class, approve any plan of reorganization adversely affecting Preferred Shares. In addition, the Trust may not, without the affirmative vote of the holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class: (a) authorize, create or issue additional Preferred Shares or classes or series of preferred shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation; (b) amend, alter or repeal the provisions of the Declaration of Trust, the By-laws of the Trust or the Certificate, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such Preferred Shares or the holders thereof; PROVIDED, HOWEVER, that a division of a Preferred Share shall be deemed to materially affect any such preference, right or power only if the terms of such division adversely affect the holders of Preferred Shares; or (c) change or adjust any investment restrictions of the Trust that are designated as fundamental by the Prospectus or SAI. The Trust may not, without the affirmative vote of the holders of at least 66 2/3% of the Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. Notwithstanding the second sentence of this paragraph, the Trust may, without the vote of the holders of Preferred Shares, authorize, create or issue additional Preferred Shares or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation if the Trust obtains written confirmation from S&P (if S&P is then rating the Preferred shares) or Moody's (if Moody's is then rating the Preferred Shares) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to the Preferred Shares; PROVIDED, HOWEVER, that if S&P or Moody's are not then rating the Preferred Shares, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $__________.

     To the extent permitted by the 1940 Act, if any action set forth in the preceding paragraph would adversely affect the rights of one or more series of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such affected series outstanding at the time (each such affected series voting as a separate class).

REDEMPTION

     MANDATORY REDEMPTION. In the event the Trust does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Preferred Shares will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Trust will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred shares of the Trust, subject to redemption or retirement.

     OPTIONAL REDEMPTION. Preferred Shares are redeemable, at the option of the
Trust:

          (i) in whole or in part, on the second business day preceding any dividend payment date for such shares, out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) Preferred Shares may not be redeemed in part if after such partial redemption fewer than ____ shares remain outstanding and (2) the notice establishing a special rate period of Preferred Shares, as delivered to the auction agent and filed with the Secretary of the Trust, may provide that such shares shall not be redeemable during the whole or any part of such special rate period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such special rate period only upon payment of such redemption premium or premiums as shall be specified therein; and

          (ii) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate and applicable law, on the first day following any dividend period included in a rate period of more than 364 rate period days if, on the date of determination of the dividend rate for such rate period, such dividend rate equaled or exceeded on such date of determination the Treasury ____ Rate for such rate period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Notwithstanding the foregoing, if any dividends on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any Preferred Shares; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Preferred Shares.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Trust, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the holders of the Preferred Shares of the full preferential amounts provided for as described herein, the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

     Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Trust shall be deemed a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

     The Trust is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Trust assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Trust's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding and (ii) accrued and projected payment obligations of the Trust.

     The Trust is also required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Trust, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the Trust's portfolio and market conditions as of ________, 2000, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance on the date hereof of all Preferred Shares offered hereby would be computed as follows:


Value of Trust assets less liabilities not constituting
 senior securities                                          $_____
--------------------------------------------------------------------
Senior securities representing indebtedness plus
liquidation value of the Preferred Shares                   $_____

                                                                    = _____%

     In the event the Trust does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

     The Trust may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to Preferred Shares.

     As described by Moody's and S&P, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Trust and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     The rating agency guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Trust will pay fees to Moody's or S&P, or both, for rating Preferred Shares.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The management of the Trust, including general supervision of the duties performed by the Adviser under the Trust's investment advisory agreement, is the responsibility of the Trust's Board of Trustees under the laws of the Commonwealth of Massachusetts.

INVESTMENT ADVISER

     Pilgrim Investments, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, serves as the investment adviser to the Trust and has overall responsibility for the management of the Trust. The Trust and Pilgrim Investments have entered into an Investment Management Agreement that requires Pilgrim Investments to provide all investment advisory and portfolio management services for the Trust. It also requires Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pilgrim Investments provides the Trust with office space, equipment and personnel necessary to administer the Trust. The agreement with Pilgrim Investments can be canceled by the Board of Trustees upon 60 days' written notice. Organized in December 1994, Pilgrim Investments is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended. Pilgrim Investments serves as investment manager to 41 open-end funds, one closed-end fund, 10 variable annuity funds, and other institutional and privately managed accounts, and has assets under management of approximately $___ billion as of ________, 2000.

     Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     On April 30, 2000, ReliaStar entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds, including the Trust, and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000. Pilgrim Investments and Pilgrim Securities, Inc., the Trust's distributor, are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Trust as a result of the acquisition. The advisory contract between the Trust and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, the Board of the Trust approved a new advisory contract between the Trust and Pilgrim Investments at a meeting held on June 13, 2000, and shareholder approval of this contract will be sought at a meeting scheduled for August 25, 2000.

     Pilgrim Investments bears its expenses of providing the services described above. Pilgrim Investments currently receives from the Trust an annual fee, paid monthly, of 0.80% of "managed assets." Managed assets means the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

     The Trust pays all operating and other expenses of the Trust not borne by Pilgrim Investments including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Trust also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Trust is responsible for paying all of the expenses of the offering.

     PORTFOLIO MANAGEMENT. The Trust's portfolio is managed by a portfolio management team consisting of Senior Portfolio Managers, Assistant Portfolio Managers, and credit analysts.

     JAMES R. REIS is Executive Vice President, Chief Credit Officer, and Assistant Secretary of the Trust. Mr. Reis is Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Senior Lending and Structured Finance (since April 1998), of Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities. Mr. Reis is also Executive Vice President, Assistant Secretary of each of the other Pilgrim Funds. Mr. Reis currently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     DANIEL A. NORMAN is Senior Vice President, Treasurer and Co-Senior Portfolio Manager of the Trust. He has served as Assistant Portfolio Manager of the Trust from September 1996 to December 1999. Mr. Norman is a Senior Vice President of Pilgrim Investments (since December 1995). Mr. Norman has served as an officer of other affiliates of Pilgrim Capital since February 1992. Mr. Norman co-manages the Trust with Jeffrey A. Bakalar.

     JEFFREY A. BAKALAR is Senior Vice President and Co-Senior Portfolio Manager of the Trust. He served as Vice President and Assistant Portfolio Manager of the Trust from February 1998 to December 1999. Prior to joining Pilgrim Investments, Inc., Mr. Bakalar was Vice President of The First National Bank of Chicago (July 1994-January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993-July
     1994). Mr. Bakalar co-manages the Trust with Daniel A. Norman.

     MICHEL PRINCE, CFA, has served as Portfolio Manager of the Trust since May 1998. Mr. Prince is a Vice President of Pilgrim Investments (since May
     1998). Prior to joining Pilgrim Investments, Mr. Prince was Vice President of Rabobank International, Chicago Branch (July 1996-April 1998) and Vice President of Fuji Bank, Chicago Branch (April 1992-July 1996).

     ROBERT L. WILSON has served as Portfolio Manager of the Trust since July 1998. Mr. Wilson is a Vice President of Pilgrim Investments (since July
     1998). Prior to joining Pilgrim Investments, Mr. Wilson was a Vice President of Bank of Hawaii (May 1997-June 1998); Vice President of Union Bank of California (November 1994-May 1997); and Vice President of Bank of California (October 1990-November 1994).

     JASON T. GROOM has served as Portfolio Manager of the Trust since July 1998. Mr. Groom is a Vice President of Pilgrim Investments (since June
     2000). He served as an Assistant Vice President from July 1998 to May 2000. Prior to joining Pilgrim Investments, Mr. Groom was an Associate in the Corporate Finance Group of NationsBank (January 1998-June 1998); Assistant Vice President, Corporate Finance Group of The Industrial Bank of Japan Limited (August 1995-December 1997); and an Associate in the Corporate Finance Group of The Long-Term Credit Bank of Japan Limited (August 1994-August 1995). He received a Masters in International Management degree from the American Graduate School of International Management in 1993, and a BA in Economics from the University of Arizona in 1992.

     CURTIS F. LEE is Vice President and Chief Credit Officer of the Trust. He has served as Chief Credit Officer since December 1999. He served as Senior Credit Officer of the Trust from August 1999 to December 1999. Prior to joining Pilgrim Investments, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992-1999).

     CHARLES EDWARD LEMIEUX, CFA, has served as Assistant Portfolio Manager of the Trust since July 1998. Mr. LeMieux is a Vice President of Pilgrim Investments (since June 2000). He served as an Assistant Vice President from July 1998 to May 2000. Prior to joining Pilgrim Investments, Mr. LeMieux was Assistant Treasurer Cash Management with Salt River Project (October 1993-June 1998) and Senior Metals Trader/Senior Financial Analyst with Phelps Dodge Corporation (January 1992-October 1993).

     MARK F. HAAK is an Assistant Portfolio Manager of the Trust. Mr. Haak is an Assistant Vice President of Pilgrim Investments (June 1999). Prior to joining Pilgrim Investments, Mr. Haak was Assistant Vice President, Corporate Banking with Norwest Bank (December 1997 - June 1998); Lead

     Financial Analyst and Portfolio Manager for Bank One AZ, N.A. (May 1996 - December 1997); and Credit Manager, Norwest Financial (May 1994 - May
     1996). Mr. Haak also received a masters degree from the University of Notre Dame (May 1999) and a bachelors degree from Marquette University (May
     1994).

     WILLIAM F. NUTTING, JR. is a Senior Portfolio Analyst, Assistant Vice President and a Secondary Loan Trader for the Trust. Mr. Nutting is an Assistant Vice President of Pilgrim Investments (since December 1999) and joined Pilgrim Group in July 1995 as an Operations Associate. Prior to joining Pilgrim Group, Mr. Nutting received a bachelors degree from Arizona State University (December 1994).

                  CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT AND REGISTRAR

     The Trust's securities and cash are held under a custodian agreement by State Street Bank and Trust -- Kansas City, whose principal place of business is 801 Pennsylvania Avenue, Kansas City, Missouri 64105. DST Systems, Inc., whose principal place of business is 330 West 9th Street, Kansas City, Missouri 64105, serves as transfer agent, dividend paying agent and registrar for the Trust's common shares. The Depository Trust Company ("DTC") will act as securities depository for the Preferred Shares. Bankers Trust Company, whose principal place of business is 4 Albany Street, New York, New York 10006, will act as auction agent, transfer agent, registrar, dividend paying agent, and registrar for the Preferred Shares.

                                FEDERAL TAXATION

     The following is intended to be a general summary of certain federal income tax consequences of investing in Preferred Shares and is based on the applicable tax laws of the United States, which are subject to change retroactively or prospectively, as of the date of this Prospectus. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Trust.

FEDERAL INCOME TAX TREATMENT OF THE TRUST

     The Trust has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Trust generally will not be subject to federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Trust would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Trust intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Trust must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Trust in October, November or December with a record date in such months and is paid by the Trust in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement.

     If in any taxable year the Trust fails to qualify as a regulated investment company under the Code, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of a failure to qualify, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

     Based in part on its lack of any present intention to redeem or purchase Preferred Shares at any time in the future and upon the advice of tax counsel, the Trust believes that under present law the Preferred Shares will constitute stock of the Trust and distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Trust's current and accumulated earnings and profits as calculated for federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Trust to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings, and profits of the Trust would be included in full in the income of the recipient and would be taxed as ordinary income. Dechert has advised the Trust that, in its opinion, should the IRS pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. Distributions of net capital gain that are designated by the Trust as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Trust intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. See "Tax Matters -- Federal Income Tax Treatment of Holders of Preferred Shares" in the SAI.

SALE OF SHARES

     The sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between their basis in the Preferred Shares and the amount received in exchange therefor. If such shares of Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Trust), if any, of shares of Preferred Shares by the Trust generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common shares in the Trust and provided that the redemption proceeds do not represent declared but unpaid dividends. Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon a taxable disposition of shares of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of shares of Preferred Shares may be disallowed if other shares of Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     The Trust may be required to withhold, for U.S. federal income taxes, 31% of all dividends and redemption proceeds payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or who fail to make required certifications, or if the Trust or a shareholder has been notified by the IRS that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration of Trust dated December 2, 1987. The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which were initially classified as common shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares." The following table shows the amount of (i) shares authorized, (ii) shares held by the Trust for its own account and (iii) shares outstanding, for each class of authorized securities of the Trust as of ________, 2000.

                                            AMOUNT HELD BY
                                 AMOUNT      TRUST FOR ITS
    TITLE OF CLASS             AUTHORIZED     OWN ACCOUNT     AMOUNT OUTSTANDING
    --------------             ----------     -----------     ------------------
Common Shares
Preferred Shares, Series M
Preferred Shares, Series W
Preferred Shares, Series F

     The common shares outstanding are fully paid and nonassessable by the Trust. Holders of common shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of common shares and in the net assets of the Trust available for distribution to holders of common shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. Neither holders of common shares nor holders of preferred shares have pre-emptive or conversion rights and common shares are not redeemable. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the common shares. Under the rules of the NYSE applicable to listed companies, the Trust will be required to hold an annual meeting of shareholders in each year. If the Trust is converted to an open-end investment company or if for any other reason common shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Trust does not intend to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders, including holders of Preferred Shares, could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     Holders of common shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares or other preferred shares on each matter submitted to a vote of holders of common shares, except as described under "Description of Preferred Shares--Voting Rights."

     Shareholders are entitled to one vote for each share held. The common shares, Preferred Shares and any other preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common shares, Preferred Shares and any other preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of common shares, Preferred Shares and any other preferred shares will not be able to elect any of such Trustees.

     So long as any Preferred Shares or any other preferred shares are outstanding, holders of common shares will not be entitled to receive any dividends of or other distributions from the Trust, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

     The Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The common shares have traded on the NYSE since ________, 1988. The following table shows for the Trust's common shares for the periods indicated:
(1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per common share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per common share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.

                                                         PREMIUM/(DISCOUNT)
CALENDAR                   PRICE             NAV               TO NAV          REPORTED
QUARTER ENDED          HIGH     LOW     HIGH     LOW       HIGH     LOW       NYSE VOLUME
-------------          ----     ---     ----     ---       ----     ---       -----------
September 30, 2000
June 30, 2000
March 31, 2000        9.000    7.938    8.940    8.920     0.67    (11.00)     22,230,000
December 31, 1999     9.563    7.873    9.100    8.930     5.09    (11.81)     18,387,700

     On ________, 2000, the last reported sale price of a common share of the Trust's common shares on the NYSE was $_____. The Trust's NAV on _______, 2000 was $_____. On ________, 2000, the last reported sale price of a common share of the Trust's common shares on the NYSE ($_____) represented a _____% premium above NAV ($_____) as of that date.

CONVERSION TO OPEN-END FUND

     The Trustees may at any time propose conversion of the Trust to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Trust's outstanding common shares and Preferred Shares voting together as a single class and a majority of the outstanding Preferred Shares voting as a separate class on such conversion. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding preferred shares, including the Preferred Shares, which would eliminate the leveraged capital structure of the Trust with respect to the common shares. A delay in conversion could result following shareholder approval due to the Trust's inability to redeem the preferred shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Trust is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. If the Trust were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Trust could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities.

REPURCHASE OF COMMON SHARES

     In recognition of the possibility that the Trust's common shares may trade at a discount to their NAV, the Trust may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its common shares in the open market or by tendering for its common shares at NAV. The Board of Trustees, in consultation with the Adviser, reviews on a quarterly basis the possibility of open market repurchases and/or tender offers for Fund shares. So long as any Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any common shares unless (1) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and
(2) at the time of such purchase, redemption or acquisition the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (determined after deducting the acquisition price of the common shares) are met. Repurchases of common shares may result in the Trust being required to redeem Preferred Shares to satisfy asset coverage requirements.

PREFERRED SHARES

     Under the 1940 Act, the Trust is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Trust or the payment of dividends. Neither holders of common shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued. It is anticipated that the NAV per share of the Preferred Shares will equal its original purchase price per share plus accumulated dividends per share.

     The Trust's Agreement and Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into two or more series) as the Trustees may, without shareholder approval, authorize. The Preferred Shares have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustee may determine and as are set forth in the Trust's Certificate of Designation establishing the terms of the Preferred Shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares. Under the Trust's Certificate of Designation, the Trustees have authorized ______ Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series M, T, W, Th and F Auction Rate Cumulative Preferred Shares.

                                  UNDERWRITING

     The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust (the "Underwriting Agreement"), to purchase, and the Trust has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered hereby.


                                                     NUMBER OF
                                                  PREFERRED SHARES
UNDERWRITERS                            SERIES M       SERIES W       SERIES F
------------                            --------       --------       --------
Salomon Smith Barney Inc ............
PaineWebber Incorporated ............
Lehman Brothers Inc .................
Gruntal & Co., LLC ..................
Total ...............................

     The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Trust and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The Trust has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $ ____ per share. The sales load the Trust will pay of $ ____ per share is equal to ___% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $ _____ per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or before ________, 2000.

     The Trust anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters. The Trust anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

     The principal business address of Salomon Smith Barney is 388 Greenwich Street, New York, New York 10013.

                                  LEGAL MATTERS

     Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Dechert, Washington, DC and for the Underwriters by Simpson Thacher & Bartlett, New York, New York.

                                     EXPERTS

     The financial statements of the Trust at February 29, 2000 and the selected per share data and ratios set forth under the caption "Financial Highlights" for each of the fiscal years ended February 29, 1996 through February 29, 2000 have been audited by KPMG LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG is 355 South Grand Avenue, Los Angeles, California 90071.

                               FURTHER INFORMATION

     The Trust has filed with the SEC, Washington, DC, a registration statement under the Securities Act of 1933 with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Trust may be found in the registration statement, of which this Prospectus constitutes a part, on file with the SEC. The registration statement may be inspected without charge at the SEC's office in Washington, DC, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the SEC.

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and the SEC's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file with the SEC. In addition, reports, proxy and information statements and other information concerning the Trust can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Change of Name...........................................................    3
Additional Information about Investments and Investment Techniques.......    3
Investment Restrictions..................................................    9
Trustees and Officers....................................................   10
Code of Ethics...........................................................   15
Investment Management and Other Services.................................   15
Portfolio Transactions...................................................   17
Description of Preferred Shares..........................................   18
Additional Information Concerning the Auctions for Preferred Shares......   19
Net Asset Value..........................................................   20
Methods Available to Reduce Market Value Discount from NAV...............   21
Tax Matters..............................................................   23
Advertising and Performance Data.........................................   26
Financial Statements.....................................................   27
Glossary.................................................................   28

--------------------------------------------------------------------------------


                                 $_____________

                            PILGRIM PRIME RATE TRUST

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

                             _____ SHARES, SERIES M
                             _____ SHARES, SERIES W
                             _____ SHARES, SERIES F

                               -------------------
                                   PROSPECTUS

                                  ______, 2000
                               -------------------

                              SALOMON SMITH BARNEY
                            PAINEWEBBER INCORPORATED
                              LEHMAN BROTHERS INC.
                               GRUNTAL & CO., LLC


--------------------------------------------------------------------------------

                   SUBJECT TO COMPLETION, DATED ________, 2000

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUT THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                            PILGRIM PRIME RATE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

     Pilgrim Prime Rate Trust (the "Trust") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's investment objective is to seek as high a level of current income for holders of its common shares as is consistent with the preservation of capital. The Trust seeks to achieve its objective by acquiring interests in senior floating-rate loans ("Senior Loans") with interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or the London Inter-Bank Offered Rate ("LIBOR"). Normally, at least 80% of the Trust's total assets are invested in Senior Loans. The Trust is managed by Pilgrim Investments, Inc. ("Pilgrim Investments" or the "Adviser").

     This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated ____ ___, 2000. This SAI does not include all information that a prospective investor should consider before purchasing shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge, by calling Pilgrim Investments toll-free at (800) 992-0180.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
CHANGE OF NAME............................................................   3
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES........   3
INVESTMENT RESTRICTIONS...................................................   9
TRUSTEES AND OFFICERS.....................................................  10
CODE OF ETHICS............................................................  15
INVESTMENT MANAGEMENT AND OTHER SERVICES..................................  15
PORTFOLIO TRANSACTIONS....................................................  17
DESCRIPTION OF PREFERRED SHARES ..........................................  18
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES.......  19
NET ASSET VALUE...........................................................  20
METHODS AVAILABLE TO REDUCE MARKET VALUE DISCOUNT FROM NAV................  21
TAX MATTERS...............................................................  23
ADVERTISING AND PERFORMANCE DATA..........................................  26
FINANCIAL STATEMENTS......................................................  27
GLOSSARY..................................................................  28

     The Prospectus and SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office for no charge. The registration statement is also available on the Commission's website (www.sec.gov).

                                 CHANGE OF NAME

     The Trust changed its name from "Pilgrim Prime Rate Trust" to "Pilgrim America Prime Rate Trust" in April 1996, and then changed its name back to "Pilgrim Prime Rate Trust" on November 16, 1998.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

EQUITY SECURITIES

     In connection with its purchase or holding of interests in Senior
Loans, the Trust may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Trust will acquire such interests only as an incident to the intended purchase or ownership of Senior Loans or if, in connection with a reorganization of a borrower, the Trust receives an equity interest in a reorganized corporation or other form of business entity or warrants to acquire such an equity interest. The Trust normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Trust's total assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

LEASE PARTICIPATIONS

     The credit quality standards and general requirements that the Trust applies to Lease Participations, including collateral quality, the credit quality of the borrower and the likelihood of payback, are substantially the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR or Prime Rate in order to be eligible for investment.

     The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the noncancelable obligation of the lessee, and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Trust may invest in lease financings only if the Lease Participation meets these banking law requirements.

REPURCHASE AGREEMENTS

     In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by Pilgrim Investments to be creditworthy. When participating in repurchase agreements, the Trust buys securities from a vendor, E.G., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. The Trust may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Trust to the seller. In evaluating whether to enter into a repurchase agreement, Pilgrim Investments will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Pilgrim Investments will monitor the value of the collateral. No specific limitation exists as to the percentage of the Trust's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in reverse repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser to sell the security back to the Trust at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Trust, and as such are subject to the restrictions on borrowing. Borrowings by the Trust create an opportunity for greater total return, but at the same time, increase exposure to capital risk. The Trust will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to the reverse repurchase agreements. The Trust will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Trust under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Trust's books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them.

LENDING SENIOR LOANS AND OTHER PORTFOLIO INSTRUMENTS

     To generate additional income, the Trust may lend its portfolio securities including an interest in a Senior Loan, in an amount up to 33 1/3% of total Trust assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim Investments. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities, and the Trust may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     The Trust may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Trust has the right to call a Senior Loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the Senior Loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the Senior Loan will be for the account of the Trust.

     The Trust may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned,
(b) the borrowers add to such collateral whenever the price of the instruments loaned rises (I.E., the value of the loan is "marked to market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time, and (d) the Trust receive reasonable interest on the loan (which may include the

Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value. The Trust may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by Pilgrim Investments to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by Pilgrim Investments, and will be considered in making decisions with respect to the lending of portfolio instruments.

     The Trust may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities, but if a material event were to occur affecting such a loan, the Trust will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor. However, the loans will be made only to firms deemed by Pilgrim Investments to be of good financial standing and when, in the judgment of Pilgrim Investments, the consideration which can be earned currently from loans of this type justifies the attendant risk.

INTEREST RATE HEDGING TRANSACTIONS

     Generally, the Trust does not engage, nor does it intend to engage in the foreseeable future, in interest rate swaps, or the purchase or sale of interest rate caps and floors. The Trust has the ability, however, pursuant to its investment objectives and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Trust's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging techniques described below.

     Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, E.G., an exchange of an obligation to make floating rate payments on a specified dollar amount referred to as the "notional" principal amount for an obligation to make fixed rate payments. For example, the Trust may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio that has an interest rate redetermination period of one year. The Trust could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payment under an obligation that readjusts monthly. In such event, the Trust would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Trust will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Trust or to the extent the purchase of swaps, caps or floors would be inconsistent with the Trust's other investment restrictions.

     The Trust will not treat swaps covered in accordance with applicable regulatory guidance as senior securities. The Trust will usually enter into interest rate swaps on a net basis, I.E., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Trust enters into a swap on other than a net basis, the Trust will maintain in the segregated account the full amount of the Trust's obligations under each such swap. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by Pilgrim Investments to be creditworthy. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor.

     The swap, cap and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and agents utilizing standard swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices on the terms that Pilgrim Investments believes are advantageous to the Trust. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or sell or offset interest rate caps or floors that it has purchased.

     The successful utilization of hedging and risk management transactions require skills different from those needed in the selection of the Trust's portfolio securities and depends on Pilgrim Investments' ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques above will benefit the Trust, if Pilgrim Investments' judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

BORROWING

     Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Trust has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

ORIGINATING SENIOR LOANS

     Although the Trust does not act, nor does it intend to act in the foreseeable future, as an "agent" in originating and administrating a loan on behalf of all lenders or as one of a group of "co-agents" in originating Senior Loans, it does have the ability to do so. Senior Loans are typically arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by one or more such lenders acting as agent of several lenders. On behalf of the several lenders, the agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the borrower and the several lenders. The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several agents; however, one such agent typically has primary responsibility for documentation and administration of the Senior Loan. The agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

     Lenders generally rely on the agent to collect their portion of the payments on the Senior Loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

     When the Trust is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the Senior Loan to the lenders, if any, assumes all risks associated with the Senior Loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     Pursuant to the terms of a loan agreement, the Trust as agent typically has sole responsibility for servicing and administrating a loan on behalf of the other lenders. Each lender in a Senior Loan is generally responsible for performing their own credit analysis and their own investigation of the financial condition of the borrower. Generally, loan agreements will hold the Trust liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Trust for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

     Acting in the capacity of an agent in a Senior Loan may subject the Trust to certain risks in addition to those associated with the Trust's current role as lender. An agent is charged with the above described duties and responsibilities to lenders and borrowers subject to the terms of the loan agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the loan agreement may expose the Trust to liability for breach of contract. If a relationship of trust is found between the agent and the lenders, the agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Trust will invest no more than 10% of its total assets in Senior Loans in which it acts as agent or co-agent and the size of any individual loan will not exceed 5% of the Trust's total assets.

ADDITIONAL INFORMATION ON SENIOR LOANS

     Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, I.E., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Trust may have an obligation to make additional loans upon demand by the borrower. The Trust intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

     In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Trust normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Trust looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Trust may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

     The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

     The Trust believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Trust may incur additional credit risk, however, when the Trust acquires a participation in a Senior Loan from another lender because the Trust must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Trust conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least "A-1" by S&P or "P-1" by Moody's. In the absence of such rated long-term debt or rated commercial paper, the Trust may acquire participations in Senior Loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Adviser under the supervision of the Trustees. The Trust also diversifies its portfolio with respect to lenders from which the Trust acquires Senior Loans. See "Investment Restrictions."

     Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Trust's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Trust generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any shareholder tender offers or to adjust the Trust's portfolio in accordance with Pilgrim Investments' view of current or expected economic or specific industry or borrower conditions.

     Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Trust. This should, however, allow the Trust to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Trust.

     Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Trust will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

     Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The market value of the assets serving as collateral will, at the time of investment, in the opinion of the Adviser, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

     The Trust may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.

     In order to allow national banks to purchase shares of the Trust for their own accounts without limitation, the Trust invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Trust for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the majority of the Trust's outstanding voting securities, which as used in the Prospectus and this SAI means the lesser of (i) 67% or more of the Trust's shares present at a meeting, if the holders of more than 50% of the Trust's shares are present or represented by proxy, or (ii) more than 50% of the Trust's shares. Subsequent to the issuance of Preferred Shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and Preferred Shares (and any other preferred shares that may be issued in the future), voting together as a class, and the approval of a majority of the outstanding Preferred Shares (and any other preferred shares that may be issued in the future), voting separately as a class. The Trust will not:

     1. Issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the borrowed amount) less all liabilities other than borrowings, or (iv) issuing a class or classes of preferred shares in an amount not exceeding 50%, or such other percentage permitted by law, of the Trust's total assets less all liabilities and indebtedness not represented by senior securities.

     2.   Invest more than 25% of its total assets in any industry.

     3. Invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets in any industry.

     4. Make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Trust's total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue, except that up to 25% of the Trust's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Trust will consider the borrower of a Senior Loan to be the issuer of such Senior Loan. In addition, with respect to a Senior Loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a Senior Loan) to be an issuer of the Senior Loan.

     5. Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

     6. Purchase or sell equity securities (except that the Trust may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options.

     7.   Make loans of money or property to any person, except that the Trust
          (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.

     8. Purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     9. Make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3% (50% in the case of the issuance of a preferred class of shares), or such other percentage permitted by law, of the value of the Trust's total assets (including, with respect to borrowings the amount borrowed) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Trust's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

     There is no limitation on the percentage of the Trust's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Trust invests in such instruments, the Trust's portfolio should be considered illiquid. The extent to which the Trust invests in such instruments may affect its ability to realize the net asset value of the Trust in the event of the voluntary or involuntary liquidation of its assets.

                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. The Trust is governed by its Board of Trustees. The Trustees and Officers of the Trust are listed below.

     Paul S. Doherty. (Age 66) Trustee. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director or Trustee of each of the funds managed by the Adviser.

     Robert B. Goode. (Age 69) Trustee. Retired. Mr. Goode was formerly Chairman of American Direct Business Insurance Agency, Inc. (1996-2000). Mr. Goode is also a Director or Trustee of each of the funds managed by the Adviser.

     *Alan L. Gosule. (Age 59) Trustee. Partner and Chairman of the Tax Department of Clifford Chance Rogers & Wells LLP (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc., Simpson Housing Limited Partnership, Home Properties of New York, Inc., CORE Cap, Inc. and Colonnade Partners. Mr. Gosule is also a Director or Trustee of each of the funds managed by the Adviser.

     Walter H. May. (Age 63) Trustee. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director or Trustee of each of the funds managed by the Adviser.

     David W.C. Putnam. (Age 60) Trustee. President and Director of F.L. Putnam Securities Company, Inc. and its affiliates (since 1978). Mr. Putnam is Director of Anchor Investment Management Corporation and President and Director/Trustee of Anchor Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director or Trustee of each of the funds managed by the Adviser.

     John R. Smith. (Age 76) Trustee. President of New England Fiduciary Company (since 1991). Mr. Smith is Chairman of Massachusetts Educational Financing Authority (since 1987); Vice Chairman of Massachusetts Health and Education Authority (since 1979), Vice-Chairman of MHI, Inc. (Massachusetts Non-Profit Energy Purchasers Consortium) (since 1996). Mr. Smith is also a Director or Trustee of each of the funds managed by the Adviser.

     **John G. Turner. (Age 60) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar Life Insurance Company of New York (since 1995); and Chairman of Northern Life Insurance Company (since 1992). Mr. Turner was formerly Director of Northstar Investment Management Corporation and its affiliates (1993-1999) and President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991). Mr. Turner is also Chairman of each of the funds managed by the Adviser.

     David W. Wallace. (Age 76) Trustee. Chairman of FECO Engineered Systems, Inc. Mr. Wallace is President and Trustee of the Robert R. Young Foundation, Governor of the New York Hospital, Trustee of Greenwich Hospital and Director of UMC Electronics and Zurn Industries, Inc. Mr. Wallace was formerly Chairman of Lone Star Industries and Putnam and Trust Company, Chairman and Chief Executive Officer of Todd Shipyards, Bangor Punta Corporation, and National Securities & Research Corporation. Mr. Wallace is also a Director or Trustee of each of the funds managed by the Adviser.

     Al Burton. (Age 72) Trustee. President of Al Burton Productions for more than the last five years. Mr. Burton is also a Director, Trustee or a member of the Advisory Board of each of the funds managed by the Adviser.

     Jock Patton. (Age 54) Trustee. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January 1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, inc., Director of Artisoft, Inc. (August 1994 - July 1998); and a President and Co-owner of StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a Director or Trustee of each of the funds managed by the Adviser.

     **Robert W. Stallings. (Age 51) Trustee. Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Chairman, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); President and Chief Executive Officer of Pilgrim Funding. (since November 1999); and President and Chief Executive Officer of Pilgrim Capital (since October 1999) and its predecessors (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the funds managed by the Adviser.

----------
* An "interested person," as defined in the 1940 Act, of the Trust. Mr. Gosule is a partner at Clifford Chance Rogers & Wells LLP, which provided certain legal services for the Trust through 1999.

** An "interested person," as defined in the 1940 Act, by virtue of his affiliation with the Trust or Pilgrim Investments or any of its affiliates.

     The Trust pays each Trustee who is not an interested person a pro rata share, based on all of the investment companies in the Pilgrim Group, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly and special Board meeting;
(iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and
(v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets for the previous quarter as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors/Trustees or as Advisory Board Members, if applicable.

     The Trust currently has an Executive Committee, Audit Committee, Valuation Committee and a Nominating Committee. The Audit, Valuation and Nominating Committees consist entirely of Independent Trustees.

     The following individuals serve on the Trust's Executive Committee: John G. Turner, Robert W. Stallings, Walter H. May and Jock Patton. Mr. Turner serves as Chairman of the Executive Committee.

     The following individuals serve on the Trust's Audit Committee: Paul S. Doherty, Robert B. Goode, Jr., John R. Smith and David W. Wallace. Mr. Wallace serves as Chairman of the Audit Committee.

     The following individuals serve on the Trust's Valuation Committee: Alan R. Gosule, Walter H. May, Jr., David W.C. Putnam, Al Burton, and Jock Patton. Mr. Putnam serves as Chairman of the Valuation Committee.

     The following individuals serve on the Trust's Nominating Committee: Paul
S. Doherty, Robert B. Goode, Jr., Walter H. May, Jr. and Al Burton. Mr. May serves as Chairman of the Nominating Committee.

COMPENSATION OF TRUSTEES

     The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by Pilgrim Investments for the fiscal year ended February 29, 2000. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by Pilgrim Investments.

                            COMPENSATION TABLE
                       FISCAL YEAR ENDED FEBRUARY 29, 2000

                                              Compensation
                                               Pension or                            Total Compensation
                                               Retirement                           From Registrant and
                             Aggregate       Benefits Accrued   Estimated Annual     Fund Complex Paid
  Name and                 Compensation        as Part of         Benefits Upon       to Trustees and
  Position                From Registrant    Trust Expenses        Retirement        Number of Boards(5)
  --------                ---------------    --------------        ----------        -------------------
Walter E. Auch,               $ 5,327             N/A                 N/A                 $34,500
Trustee (5)                                                                              (6 Boards)

Mary A. Baldwin,              $ 6,823             N/A                 N/A                  $44,188
Trustee (6)                                                                              (8 Boards)

John P. Burke,                $ 6,369             N/A                 N/A                  $41,250
Trustee (5)                                                                              (6 Boards)

Al Burton,                    $ 7,595             N/A                 N/A                  $49,188
Trustee (1)                                                                              (13 Boards)

Paul S. Doherty,              $ 3,542             N/A                 N/A                  $33,938
Trustee (2)                                                                              (15 Boards)

Robert B. Goode,              $ 3,542             N/A                 N/A                  $33,438
Trustee (2)                                                                              (15 Boards)

Alan S. Gosule,               $ 3,542             N/A                 N/A                  $32,188
Trustee (2)(8)                                                                           (15 Boards)

Mark L. Lipson,               $     0             N/A                 N/A                  $     0
Trustee (2)(3)(7)                                                                        (15 Boards)

Walter H. May,                $ 3,542             N/A                 N/A                  $34,188
Trustee (2)                                                                              (15 Boards)

Jock Patton,                  $ 7,595             N/A                 N/A                  $49,188
Trustee (1)                                                                              (13 Boards)

David W.C. Putnam,            $ 3,426             N/A                 N/A                  $32,688
Trustee (2)                                                                              (15 Boards)

John R. Smith,                $ 3,542             N/A                 N/A                  $33,938
Trustee (2)                                                                              (15 Boards)

Robert W. Stallings,          $     0             N/A                 N/A                  $     0
Trustee (1)(3)                                                                           (13 Boards)

John G. Turner,               $     0             N/A                 N/A                  $     0
Trustee (2)(3)                                                                           (15 Boards)

David W. Wallace,             $ 3,542             N/A                 N/A                  $33,938
Trustee (2)                                                                              (15 Boards)

----------
(1) Elected a Trustee or non-voting board member of Pilgrim Variable Products Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, and Pilgrim Mayflower Trust on November 16, 1999.
(2) Elected a Director/Trustee of Pilgrim Mutual Funds, Pilgrim Advisory Funds, Pilgrim Investment Funds, Pilgrim Bank and Thrift Fund, Pilgrim Government Securities Income Fund and Pilgrim Prime Rate Trust at a shareholder meeting held on October 16, 1999 and took office as Director/Trustee effective October 29, 1999.
(3) An "interested person, " as defined in the 1940 Act, because of his affiliation with Pilgrim Investments.
(4) As of December 31, 1999, there were 15 boards of directors/trustees in the Pilgrim fund complex. As a result of three mergers which occurred April 1, 2000, the number of boards of directors/trustees was reduced to 12.
(5)  Resigned as trustee effective October 29, 1999.
(6)  Resigned as trustee effective June 15, 2000.
(7)  Resigned as trustee effective July 26, 2000.
(8) An "interested person," as defined in the 1940 Act, of the Trust. Mr. Gosule is a partner at Clifford Chance Rogers & Wells LLP, which provided certain legal services for the Trust through 1999.

OFFICERS

     Robert W. Stallings, CHIEF EXECUTIVE OFFICER AND PRESIDENT AND CHIEF OPERATING OFFICER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 51) Chairman, Chief Executive Officer and President of Pilgrim Group (since December 1994); Chairman, Pilgrim Investments and Pilgrim Securities (since December 1994); President and Chief Executive Officer of Pilgrim Funding (since November 1999) and President and Chief Executive Officer of Pilgrim Capital (since October 1999) and its predecessors (since August 1991). Mr. Stallings is also Director, Trustee, or a member of the Advisory Board of each of the funds managed by the Adviser.

     James R. Reis, EXECUTIVE VICE PRESIDENT, CHIEF CREDIT OFFICER, AND ASSISTANT SECRETARY 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Director, Vice Chairman (since December 1994), and Executive Vice President (since April 1995) and Director of Senior Lending and Structured Finance (since April 1998), Pilgrim Group and Pilgrim Investments; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995), Pilgrim Securities; Executive Vice President (since April 1995) and Assistant Secretary of each of the other Pilgrim Funds (since December
     1997). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

     James M. Hennessy, EXECUTIVE VICE PRESIDENT AND SECRETARY 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 51) Executive Vice President and Secretary (since October 1999), Pilgrim Capital and its predecessors, Executive Vice President (since April 1998) and Secretary (since April 1995), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President (since May 1998) and Secretary (since April 1995) of each of the Pilgrim Funds. Formerly Senior Vice President of each of the Pilgrim Funds (April 1995-April
     1998). Presently serves or has served as an officer of other affiliates of Pilgrim Capital.

     Daniel A. Norman, SENIOR VICE PRESIDENT, TREASURER, AND CO-SENIOR PORTFOLIO MANAGER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President (since December 1994) of Pilgrim Investments and Pilgrim Securities. Presently serves or has served as an officer of other affiliates of Pilgrim Capital.

     Jeffrey A. Bakalar, SENIOR VICE PRESIDENT AND CO-SENIOR PORTFOLIO MANAGER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President of Pilgrim Investments (since November
     1999).

     Michael J. Roland, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President and Chief Financial Officer Pilgrim Group, Pilgrim Investments, and Pilgrim Securities (since June 1998). Senior Vice President and Chief Financial Officer (since June 1998) of each of the Pilgrim Funds. Formerly served in same capacity (January, 1995 - April, 1997). Formerly Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     Robert S. Naka, SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 37) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the funds in the Pilgrim Group of Funds. Formerly Vice President of Pilgrim Investments (April 1997-October 1999) and Pilgrim Group (February 1997-August 1999). Formerly Assistant Vice President of Pilgrim Group (August 1995-February 1997).

     As of August __, 2000, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the Trust's shares.

                                 CODE OF ETHICS

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees and the officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Trust that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Trust's Compliance Officer or her designee and to report all transactions on a regular basis.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     THE ADVISER. The Adviser serves as investment manager to the Trust and has overall responsibility for the management of the Trust. The Investment Management Agreement between the Trust and the Adviser requires the Adviser to oversee the provision of all investment advisory services for the Trust. The Adviser, which was organized in December 1994, is registered as an investment adviser with the Commission and serves as investment adviser to _____ other registered investment companies (or series thereof), as well as privately managed accounts, and as of the date of this SAI had total assets under management of approximately $_____ billion.

     The Adviser is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), which on April 30, 2000 entered into an agreement under which it will be acquired by ING Group N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in The Hague, the Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong.

     The Adviser pays all of its expenses from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates. Other expenses incurred in the operation of the Trust are borne by the Trust, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Adviser; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary or non-recurring expenses.

     For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, Pilgrim Investments was paid $13,076,669, $11,973,819 and $10,369,772, respectively, for services rendered to the Trust.

     The Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. In either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" of any party, cast in person at a meeting called for that purpose.

     The use of the name "Pilgrim" in the Trust's name is pursuant to the Investment Management Agreement between the Trust and Pilgrim Investments, and in the event that the Agreement is terminated, the Trust has agreed to amend its Agreement and Declaration of Trust to remove the reference to "Pilgrim."

     THE ADMINISTRATOR. The Administrator of the Trust is Pilgrim Group, which is an affiliate of the Adviser. In connection with its administration of the corporate affairs of the Trust, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Trust and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or Pilgrim Investments; costs to prepare information; determination of daily net asset value ("NAV") by the recordkeeping and accounting agent; expenses to maintain certain of the Trust's books and records that are not maintained by Pilgrim Investments, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Trust's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Trust in connection with administrating the ordinary course of the Trust's business other than those assumed by the Trust, as described below.

     Except as indicated immediately above and under "THE ADVISER," the Trust is responsible for the payment of its expenses including: the fees payable to Pilgrim Investments; the fees payable to the Administrator; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the costs of share certificates representing shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and its shares with the Commission, including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.

     For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, Pilgrim Group was paid $2,139,091, $2,022,051 and $1,778,473, respectively, for services rendered to the Trust.

                             PORTFOLIO TRANSACTIONS

     The Trust will generally have at least 80% of its total assets invested in Senior Loans. The remaining assets of the Trust will generally consist of short-term debt instruments with remaining maturities of 120 days or less and certain other instruments such as subordinated loans up to a maximum of 5% of the Trust's net assets, Hybrid Loans, unsecured loans, interest rate swaps, caps and floors, repurchase agreements and reverse repurchase agreements. The Trust will acquire Senior Loans from and sell Senior Loans to major money center banks, selected regional banks and selected non-banks, insurance companies, finance companies and leasing companies which usually act as lenders on senior collateralized loans. The Trust may also purchase Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Trust's interest in a particular Senior Loan will terminate when the Trust receives full payment on the loan or sells a Senior Loan in the secondary market. Costs associated with purchasing or selling Senior Loans in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.

     Purchases and sales of short-term debt and other financial instruments for the Trust's portfolio usually are principal transactions, and normally the Trust will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Trust that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.

     While Pilgrim Investments seeks to obtain the most favorable net results in effecting transactions in the Trust's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Trust. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Pilgrim Investments is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Trust and were useful to the Adviser in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by Pilgrim Investments under the Investment Management Agreement between Pilgrim Investments and the Trust. The expenses of Pilgrim Investments will not necessarily be reduced as a result of the receipt of such supplemental information. Pilgrim Investments may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for Pilgrim Investments or other entities advised by Pilgrim Investments will be considered by and may be useful to Pilgrim Investments in carrying out its obligations to the Trust.

     The Trust does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Adviser, except for sales of portfolio securities pursuant to a tender offer, in which event the Adviser will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. To the extent certain services which the Trust is obligated to pay for under the Investment Management Agreement are performed by the Adviser, the Trust will reimburse the Adviser for the costs of personnel involved in placing orders for the execution of portfolio transactions.

     The Trust did not pay any brokerage commissions during the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998.

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PORTFOLIO TURNOVER RATE

     The annual rates of the Trust's total portfolio turnover for the years ended February 29, 2000, February 28, 1999 and February 28, 1998, were 71%, 68% and 90%, respectively. The annual turnover rate of the Trust is generally expected to be between 50% and 100%, although as part of its investment policies, the Trust places no restrictions on portfolio turnover and the Trust may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Trust also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the borrower. The Adviser believes that prepaid Senior Loans generally comprise approximately 25% to 75% of the Trust's total portfolio turnover each year.

                         DESCRIPTION OF PREFERRED SHARES

     NOTICES..The Trust must deliver a certificate with respect to the calculation of the Preferred Shares Basic Maintenance Amount and the value of the portfolio holdings of the Trust (a "Preferred Shares Basic Maintenance Amount Certificate") (i) to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Trust fails to have Eligible Assets with an aggregate Discounted Value at least equal to 115% of the Preferred Shares Basic Maintenance Amount, (ii) to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, as of (a) every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (b) if the Trust fails to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and (c) on request by each Rating Agency, as applicable, (iii) to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, as of the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Trust's independent accountants as provided below, and (iv) to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, as of a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i) (a) on the Date of Original Issue and in the case of clauses (i) (b), (ii), (iii) and (iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     The Trust is required to deliver to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Trust (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue with respect to the Preferred Shares, and
(ii) as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage (as defined under "Rating Agency Guidelines" in the Prospectus). Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Trust's accountants certifying as to the accuracy of the Trust's calculations.

     On the Date of Original Issue, the Trust shall deliver to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, a letter prepared by the Trust's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Trust on which a Preferred Shares Basic Maintenance Certificate is required to be delivered, the Trust will deliver to the Auction Agent, and each Rating Agency which is then rating the Preferred Shares and which so requires, an Accountant's Certificate regarding

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
the accuracy of the calculations made by the Trust in such Preferred Shares Basic Amount Certificate and in any other Preferred Shares Basic Maintenance. In addition, the Trust will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered as of a Business Day on or before any Asset Coverage Cure Date, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows that an error was made in the Trust's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust, provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on such prior Valuation Dates. In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate or the applicable Accountant's Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods specified in the Statement, the Trust shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Date for purposes of the mandatory redemption provisions.

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     AUCTION AGENCY AGREEMENT. The Trust has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of the Auction.

     BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Trust, which provides for the participation of those Broker-Dealers in Auctions for shares of Preferred Shares. See "Broker-Dealers" below.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Trust's Trustees, as described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent, provided that prior to such removal, the Trust shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                                 NET ASSET VALUE

     The NAV per share of the Trust is determined once daily at 4:00 p.m. on each day the NYSE is open. NAV per share is determined by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.

     The Senior Loans in which the Trust invests are not listed on any securities exchange or board of trade. Some Senior Loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Senior Loans have few or no trades. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation than for other types of securities. For further information, see "Risk Factors -- General Risks of Investing in the Trust -- Limited Secondary Market for Senior Loans" in the Prospectus.

     Senior Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable quotations are not available may be valued with reference to another Senior Loan or a group of Senior Loans for which quotations are more readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable Senior Loan or Loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in Senior Loans and to calculate values under the "proxy" procedure described above. Senior Loans are valued at the mean between bid and asked quotations. Pilgrim Investments may believe that the price for a Senior Loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular Senior Loan or borrower known to Pilgrim Investments that Pilgrim Investments believes may not be known to the pricing service. In this event, the Senior Loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. Fair value is determined by Pilgrim Investments and monitored by the Trust's Board of Trustees through its Valuation Committee. In valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the senior loan and interests in similar senior loans; (v) the reputation and financial condition of the agent of the Senior Loan and any intermediate participants in the Senior Loans; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the Senior Loan.

     Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price.

           METHODS AVAILABLE TO REDUCE MARKET VALUE DISCOUNT FROM NAV

     In recognition of the possibility that the Trust's shares may trade at a discount from NAV, the Trustees have determined that it would be in the best interests of shareholders for the Trust to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Trustees presently contemplate that the Trust will take action either to repurchase shares in the open market in accordance with Section 23(c) of the 1940 Act and Rule 23c-1 thereunder or to consider the making of tender offers to purchase its own shares at NAV. Since Trust shares became listed on the NYSE on March 9, 1992, the Trust has authorized two repurchase programs and has conducted one tender offer that expired May 1, 1992. The Trustees may from time to time consider the making of such tender offers. The Trustees will at no time be required to make such tender offers. Moreover, there can be no assurance that tender offers will result in the Trust's shares trading at a price which is equal to their NAV. The Trust anticipates that the market price may, among other things, be determined by the relative demand and supply of such shares in the market, the Trust's investment performance, the Trust's yield, and investor perception of the Trust's overall attractiveness as an investment as compared with other investment alternatives.

     In deciding whether the Trust will entertain tender offers and whether it will accept shares tendered, the Trustees will consider several factors. One of the principal factors in the Board's determination on whether or not to make tender offers will be the strength of the public market for the Trust's shares. Other factors include the desire to reduce or eliminate a market value discount from the NAV. In addition, the Trustees will take into consideration the liquidity of the Trust's assets in determining whether to make a tender offer or accept tendered shares. In paying shareholders for tendered shares, the Trust anticipates that it will utilize cash on hand, such as proceeds from sales of new Trust shares and specified pay-downs from Senior Loans, and proceeds from the sale of cash equivalents held by the Trust. The Trust may also borrow to pay Shareholders for tendered shares. To the extent more shares are anticipated to be tendered or are tendered than could be paid for out of such amounts, the liquidity of the Senior Loans held by the Trust may be a consideration in the Trust's determination of whether to make a tender offer or, if an offer is made, in its determination of whether it will accept shares tendered. Accepting tendered shares may require the Trust to sell portfolio investments and incur certain costs which it otherwise would not have. Under most Senior Loans, it will be necessary for the Trust to obtain the consent of the agent or lender from whom the Trust purchased the Senior Loan prior to selling the Senior Loan to a third party. Senior Loans such as those the Trust intends to invest in have historically been considered by the investment community to be liquid assets, although in certain instances, the conversion of such instruments into cash has taken several days or longer. The market for Senior Loans is relatively new as compared to markets for more established debt instruments. Accordingly, while Pilgrim Investments does not anticipate any material difficulty in meeting the liquidity needs for tender offers, there can be no guarantee that the Trust will be able to liquidate a particular Senior Loan it holds within a given period of time.

     Furthermore, even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, not to effect tender offers or accept tenders if: (1) such transactions, if consummated, would impair the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Trust a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitation affecting the Trust or the issuers of its portfolio instruments imposed by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (e) other event or condition which would have a material adverse effect on the Trust or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

     Any tender offer made by the Trust will be at a price equal to the NAV of the shares. Each shareholder will be notified of a tender offer in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Other procedures to be used in connection with a particular tender offer will be determined by the Trustees in accordance with the provisions of applicable law, including the Securities Exchange of 1934.

     Any tender offer that the Trust makes may have the effect of reducing shareholder return as a result of the expenses incurred with respect to such tender offer, the reduced level of interest earned on the money received by the Trust as payment for shares newly purchased which may be held in cash equivalents in anticipation of such tender offer, and the cost of borrowing money to fund the tender offer.

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                                   TAX MATTERS

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Trust has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Trust generally is not subject to federal income tax on the portion of its investment company taxable income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (I.E., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

     In general, investments by the Trust in zero coupon or other original issue discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Trust holds the securities, even though the Trust receives no cash interest payments. This income is included in determining the amount of income which the Trust must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

     In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of any such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Trust intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

HEDGING TRANSACTIONS

     The Trust has the ability, pursuant to its investment objectives and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the regulated investment company qualification requirements may limit the extent to which the Trust can engage in hedging transactions.

     Under certain circumstances, the Trust nay recognize gain from a constructive sale of an appreciated financial position. If the Trust enters into certain transactions in property while holding substantially identical property, the Trust would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of a gain from a constructive sale would depend upon the Trust's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Trust's holding period and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

DISTRIBUTIONS

     The Trust anticipates distributing substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends received deduction.

     The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Trust elects to retain its net capital gain, the Trust will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Trust also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Trust in excess of the Trust's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. If the NAV at the time a shareholder purchases shares of the Trust reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of all dividends and redemption proceeds payable to any shareholder (1) who fails to provide the Trust with a certified, correct identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Trust that the shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

SALE OF SHARES

     A shareholder will recognize gain or loss on the sale or exchange of shares of the Trust in an amount generally equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired through the Shareholder Investment Program) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Trust, capital gain dividends, and amounts retained by the Trust that are designated as undistributed capital gains.

     If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

     In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status. See "Distributions."

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Income received by the Trust from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Trust.

                        ADVERTISING AND PERFORMANCE DATA

ADVERTISING

     From time to time, advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Any such information may include trading volume of the Trust's shares, the number of Senior Loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Trust for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Trust to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Trust's relative performance for any future period.

     Reports and promotional literature may also contain the following information: (i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Trust's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Trust by analysts.

     In addition, reports and promotional literature may contain information concerning the Adviser, Pilgrim Capital, the Portfolio Managers, Pilgrim Group or affiliates of the Trust including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Trust, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and Pilgrim Group; (v) the past performance of other funds managed by the Adviser; (vi) quotes from a portfolio manager of the Trust or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Adviser.

     The Trust may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Trust may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in the Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Trust may compare such other yield data described above to each other. The Trust may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investment Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

     The Trust may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussion of other investment companies in the Pilgrim Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

PERFORMANCE DATA

     The Trust may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Trust may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

     The Trust's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust's corresponding month-end net asset value (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

     Total return and distribution rate and compounded distribution rate figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                              FINANCIAL STATEMENTS

    The financial statements contained in the Trust's February 29, 2000 Annual Report to Shareholders are incorporated herein by reference.

                                    GLOSSARY

     "AAA/aaa Credit Rating" means a credit rating in the highest category of any two nationally recognized statistical rating organizations (as used in the rules and regulations under the Securities Exchange Act of 1934), one of which shall be S&P or Moody's.

     "Accountant's Certificate" has the meaning set forth on page __ of this SAI.

     "Adviser" means Pilgrim Investments, Inc.

     "Affiliate" means any person controlled by, in control of or under common control with the Trust; provided that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate and (iii) in the case where all the shares of each Series are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

     "Approved Price" means the price of Unquoted Investments, including prices determined by the Trust in accordance with procedures adopted by the Board of Trustees; provided, however, that the price of an Unquoted Investment will be considered an Approved Price only to the extent the total value of such securities does not exceed 6% of the Trust's total assets.

     "Asset Coverage Cure Date" means the last Business Day of any month when the Discounted Value of Eligible Assets must at least equal the Preferred Shares Basic Maintenance Amount or the last Business Day of the month following last Business Day of any month when the Discounted Value of Eligible Assets is not at least equal to the 1940 Act Preferred Shares Asset Coverage..

     "Auction" means each periodic implementation of the Auction Procedures.

     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

     "Auction Procedures" means the procedures for conducting Auctions set forth in the Prospectus under "The Auction."

     "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     "Bidder" shall have the meaning specified in paragraph (a) of Section 1 of
Part II of this Certificate; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     "Board of Trustees" means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.

     "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" has the meaning set forth on page ___ of this SAI.

     "Business Day" means a day on which the NYSE is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Date of Original Issue" means the date on which each Series is originally issued by the Trust.

     "Default Period" has the meaning set forth under "Description of Preferred Shares - - Dividends and Dividend Periods" in the Prospectus.

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Discount Factor" means ________.

     "Discounted Value" means ________.

     "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means, with respect to each Series, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following such Dividend Period for such series and ending on the day established for such series by the Trust.

     "Eligible Assets" means S&P Eligible Assets (if S&P is then rating the Preferred Shares), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

     "Existing Holder," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

     "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending ___ days thereafter.

     "Holder" means, with respect to each Series, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.

     "Hold Order" means the number of Preferred Shares, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares or the next succeeding Dividend Period.

     "Market Value" shall mean the fair market value of an asset of the trust as computed based upon (i) pricing services to be provided by such pricing service determined from time to time by the Board of Trustees, provided that S&P (if S&P is then rating Preferred Shares), Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Trust in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares or (ii) the lower of the value set forth in bids from two independent dealers that in securities, one of which bids shall be in writing, in each case the interest accrued added to such computation for those assets of the Trust where such computation does not include interest accrued.

     "Maximum Rate" means, on any date on which the dividend rate is determined, 150% of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction.

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth on page ___ of this SAI.

     "Non-Approved Price" means the price of Unquoted Investments, including prices determined by the Trust in accordance with procedures adopted by the Board of Trustees; provided, however, that the Trust will receive a quotation from an Approved Source at least quarterly.

     "Order" means the communication between a Beneficial Owner or Potential Beneficial Owner and a Broker-Dealer regarding a Hold Order, Bid or Sell Order.

     "Other Rating Agency" means any rating agency other than Moody's then providing a rating for the Preferred Shares pursuant to the request of the Trust.

     "Other Rating Agency Eligible Assets" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of any Series.

     "Outstanding" or "outstanding" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares to which the Trust or any Affiliate of the Trust shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Trust or any person known to the Auction Agent to be an Affiliate of the Trust shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Trust shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Trust shall be deemed Outstanding.

     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

     "Preferred Shares" means Auction Rate Cumulative Preferred Shares, liquidation preference $25,000 per share, Series M, W and F of the Trust or any other series of preferred shares heretofore or hereinafter designated "Auction Rate Cumulative Preferred Shares" by a certificate.

     "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

          (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each series of Preferred Shares on such date by the liquidation preference per share of such series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of Preferred Shares Outstanding that follows such Valuation Date (or to the ___ day after such Valuation Date, if such ___ day occurs before the first following Dividend Payment Date);
     (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for a Standard Rate Period multiplied by the Volatility Factor on any Preferred Shares Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the ___ day after such Valuation Date, only if such ___ day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Trust expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D); and (F) without duplication, 10% of the exercise price of any call option written by the Trust and the exercise price of any put option written by the Trust; less

          (ii) the sum of any cash or the Moody's Advance Amount for Trust assets irrevocably deposited by the Trust for the payment of any of (i)(B) through (i)(F) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by S&P, it will be valued at its face value).

     "Preferred Shares Basic Maintenance Certificate" has the meaning set forth on page _ of this SAI.

     "Rating Agency Guidelines" has the meaning set forth on page ___ of this SAI.

     "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's adviser acting subject to the supervision of the Trust's Board of Trustees.

     "S&P" means Standard & Poor's Ratings Services and its successors at law.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each Series.

     "Sell Order" means the number of Preferred Shares, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Dividend Period.

     "Senior Loan" has the meaning set forth on page _ of this SAI.

     "Senior Loan Participations" has the meaning set forth on page _ of this SAI.

     "Series F" means the shares of Series F of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series F of the Preferred Shares.

     "Series M" means the shares of Series M of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series M of the Preferred Shares.

     "Series W" means the shares of Series W of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series W of the Preferred Shares.

     "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining terms to maturity thereof are not in excess of 180 days for instruments rated at least Aa3 or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets:

          (i) commercial paper that is rated as of each Valuation Date P-2 by Moody's and either F-2 by Fitch or A-2 by S&P, respectively;

          (ii) demand or time deposits in, certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-2 from Moody's and either F-2 from Fitch or A-2 from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-2 by Moody's, F-2 by Fitch or A-2 by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust);

          (iii) next-day federal funds; and

          (iv) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (ii) above, provided that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

     "Standard Rate Period" means a Dividend Period of 7 days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

     "Structured Notes" mean privately negotiated debt obligations with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes.

     "Submitted Bid" shall mean a valid Bid submitted to the Auction Agent by the Broker-Dealer.

     "Submitted Sell Order" shall mean a valid Sell Order submitted to the Auction Agent by the Broker-Dealer.

     "Sufficient Clearing Bids" means that the number of Preferred Shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate are equal or exceed the number of Outstanding Preferred Shares that are the subject of Submitted Sell Orders.

     "Unquoted Investment" means Senior Loans for which the Market Value Price has not been obtained from an Approved Source and which are valued in accordance with the Trust's registration statement.

     "Valuation Date" means every day, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Trust; provided, further, however, that such date shall be not more than one week from the date on which each Series initially is issue.

     "Volatility Factor" means _____________________ .

     "Winning Bid Rate" means, if Sufficient Clearing Bids for shares of a such series exist, the lowest rate specified in such Submitted Bids.

                                     PART C

                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements

          Contained in Part A:

          Financial Highlights for the years ended February 29, 2000; February 28, 1999, 1998, 1997; February 29, 1996; February 28, 1995, 1994,
          1993; February 29, 1992; and February 28, 1991.

          Financial Statements are incorporated in Part B by reference to Registrant's February 29, 2000 Annual Report (audited).

     2.   Exhibits

          (a)  (i)   Agreement and Declaration of Trust(1)

               (ii) Amendment to the Agreement and Declaration of Trust dated March 26, 1996 and effective April 12, 1996(1)

               (iii) Amendment to the Agreement and Declaration of Trust dated
                     October 23, 1998 and effective November 16, 1998(7)

               (iv) Amendment to the Agreement and Declaration of Trust dated ____ and effective __________ - to be filed by amendment

          (b)  (i)   By-Laws(2)

               (ii)  Amendment to By-Laws(2)

               (iii) Amendment to By-Laws(8)

               (iv)  Amendment to By-Laws - to be filed by amendment

          (c)  Not Applicable

          (d) Form of Certificate of Designation for Preferred Shares - to be filed by amendment

          (e)  Form of Shareholder Investment Program(5)

          (f)  Not Applicable

          (g)  (i)   Form of Amended and Restated Investment Management
                     Agreement(3)

               (ii)  Form of Amendment to Investment Management Agreement(6)

               (iii) Amended and Restated Investment Management Agreement (8)

               (iii) Form of Amendment to the Amended and Restated Investment
                     Management Agreement(8)

               (iv) Form of Amended and Restated Investment Management Agreement - to be filed by Amendment

          (h)  Form of Distribution Agreement(5)
               Form of Underwriting Agreement for the Preferred Shares - to be filed by amendment

          (i)  Not Applicable

          (j)  Form of Custody Agreement(3)

          (k)  (i)   Form of Amended and Restated Administration Agreement(8)

               (ii)  Form of Recordkeeping Agreement(3)

               (iii) Form of Revolving Loan Agreement(6)

               (iv)  Form of Credit Agreement(7)

               (v)   Form of Auction Agency Agreement - to be filed by amendment

               (vi)  Form of Broker-Dealer Agreement - to be filed by amendment

          (l)  Opinion of Dechert - to be filed by amendment

          (m)  Not Applicable

          (n)  (i) Consent of KPMG LLP - to be filed by amendment

          (o)  Not Applicable

          (p)  Certificate of Initial Capital(4)

          (q)  Not Applicable

          (r)  Financial Data Schedule - to be filed by amendment

          (s)  Pilgrim Group Funds Code of Ethics(8)

----------
1 Incorporated herein by reference to Amendment No. 20 to Registrant's Registration Statement under the Investment Company Act of 1940 (the "1940 Act") on Form N-2 (File No. 811-5410), filed on September 16, 1996.

2 Incorporated herein by reference to Amendment No. 24 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on November 7, 1997.

3 Incorporated herein by reference to Amendment No. 22 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 23, 1997.

4 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's initial registration statement on form N-2 (File No. 33-18886), filed on January 22, 1988.

5 Incorporated herein by reference to Amendment No. 27 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 15, 1998.

6 Incorporated herein by reference to Amendment No. 28 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on August 19, 1998.

7 Incorporated herein by reference to Amendment No. 29 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on December 2, 1998.

8 Incorporated herein by reference to Amendment No. 33 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 9, 2000.

ITEM 25. MARKETING AGREEMENTS

     Reference is made to the Form of Underwriting Agreement for the Preferred Shares to be filed by amendment to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

         The  following  table sets forth  expenses  incurred or estimated to be
incurred  in  connection  with  the  offering   described  in  the  Registration
Statement.

Registration Fees....................................................  $______

Trustee Fees.........................................................  $______

Rating Agency Fees...................................................  $______

Printing Expenses....................................................  $______

Legal Fees...........................................................  $______

Accounting Fees and Expenses.........................................  $______

Miscellaneous Expenses...............................................  $______

         Total.......................................................  $______

----------
* To be filed by amendment

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not Applicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     As of __________, 2000:

     (1) Title of Class                             (2) Number of Record Holders
         --------------                                 ------------------------

     Auction Rate Cumulative Preferred                ____ as of _________, 2000
     Shares of beneficial interest, par
     value $0.01 per share

     Common Shares of beneficial interest,            ____ as of _________, 2000
     par value $0.01 per share

ITEM 29. INDEMNIFICATION

     Registrant's Agreement and Declaration of Trust generally provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) ("Covered Persons") against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such Covered Person's office.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Certain of the officers and directors of the Registrant's Investment Adviser also serve as officers and/or directors for other registered investment companies in the Pilgrim family of funds and with ReliaStar Financial Corp., the indirect parent of the Investment Adviser, and its subsidiaries. Information as to the directors and officers of the Adviser is included in the Investment Adviser's Form ADV and amendments thereto filed with the Commission and is incorporated herein by reference thereto. For additional information, see "Management of the Trust" in the Prospectus.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The amounts and records of the Registrant will be maintained at its office at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at the office of its custodian, State Street Bank & Trust - Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105.

ITEM 32. MANAGEMENT SERVICES

     Not Applicable.

ITEM 33. UNDERTAKINGS

     1. The Registrant undertakes to suspend the Offer until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

     2. Not Applicable.

     3. Not Applicable.

     4. Not Applicable.

     5    a. The Registrant undertakes that for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          b. that for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Phoenix in the State of Arizona this 31st day of August, 2000.

                                PILGRIM PRIME RATE TRUST


                                By: /s/ James M. Hennessy
                                   ---------------------------------------------
                                   James M. Hennessy
                                   Senior Executive Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

       SIGNATURE                     TITLE                           DATE
       ---------                     -----                           ----


-------------------------        Trustee and Chairman            August 31, 2000
John G. Turner*

-------------------------        Trustee and President
Robert W. Stallings*             (Chief Executive Officer)       August 31, 2000


-------------------------        Senior Vice President and       August 31, 2000
Michael J. Roland*               Principal Financial Officer
                                 (Principal Financial Officer)

-------------------------        Trustee                         August 31, 2000
Al Burton*

-------------------------        Trustee                         August 31, 2000
Paul S. Doherty*

-------------------------        Trustee                         August 31, 2000
Robert B. Goode, Jr.*

-------------------------        Trustee                         August 31, 2000
Alan L. Gosule*

-------------------------        Trustee                         August 31, 2000
Walter H. May*

-------------------------        Trustee                         August 31, 2000
Jock Patton*

-------------------------        Trustee                         August 31, 2000
David W.C. Putnam*

-------------------------        Trustee                         August 31, 2000
John R. Smith*

-------------------------        Trustee                         August 31, 2000
David W. Wallace*


* By: /s/ James M. Hennessy
     -------------------------------------
     James M. Hennessy, Attorney-in-Fact**

** Powers of Attorney for the Trustees and Michael J. Roland are attached hereto.

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-2 applicable to the Pilgrim Prime Rate Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 26, 2000



/s/ Al Burton                                /s/ Paul S. Doherty
-----------------------------------          -----------------------------------
Al Burton                                    Paul S. Doherty

/s/ Robert B. Goode, Jr.                     /s/ Alan L. Gosule
-----------------------------------          -----------------------------------
Robert B. Goode, Jr.                         Alan L. Gosule

/s/ Walter H. May                            /s/ John Patton
-----------------------------------          -----------------------------------
Walter H. May                                Jock Patton

/s/ David W.C. Putnam                        /s/ John R. Smith
-----------------------------------          -----------------------------------
David W.C. Putnam                            John R. Smith

/s/ Robert W. Stallings                      /s/ John G. Turner
-----------------------------------          -----------------------------------
Robert W. Stallings                          John G. Turner

/s/ David W. Wallace
-----------------------------------
David W. Wallace

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-2 applicable to the Pilgrim Prime Rate Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 26, 2000



/s/ Michael J. Roland
-----------------------------------
Michael J. Roland
Senior Vice President and Principal
Financial Officer